UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23002

LATTICE STRATEGIES TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford funds our benchmark is the investor
Hartford Multifactor ETFs
Annual Report
September 30, 2020
Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Diversified International ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Small Cap ETF
Hartford Multifactor US Equity ETF
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary. Your election to receive reports in paper will apply to all Hartford Funds held in your account.
If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Multifactor Exchange-Traded Funds. The following is the Funds’ Annual Report covering the period from October 1, 2019 through September 30, 2020.

Market Review

During the 12 months ended September 30, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 15.15%. It’s an impressive number, but doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performance, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January, and triggered a recession in economies around the world and whipsawed markets. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

But late April 2020 also brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks around the world, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had passed the grim milestone of 200,000 coronavirus deaths. A late-summer COVID-19 resurgence, particularly on college campuses, raised fears of a new pandemic phase coinciding with flu season. U.S. schools struggled with the task of safely welcoming students back to classrooms. In Washington, Congress deadlocked over providing further economic stimulus. A September market selloff served to remind investors of the likelihood of further economic uncertainty ahead.

With a COVID-19 vaccine approval timeline still uncertain, and with a volatile U.S. presidential election looming, the immediate future may seem daunting. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Multifactor Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Multifactor ETFs

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Multifactor Developed Markets (ex-US) ETF

Fund Overview

September 30, 2020 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.

Average Annual Total Returns

for the Periods Ending 09/30/2020

	1 Year	5 Year	Since Inception[1]
Multifactor Developed Markets (ex-US) ETF (NAV Return)	-4.04%	5.26%	3.26%
Multifactor Developed Markets (ex-US) ETF (Market Price Return)	-4.37%	5.13%	3.26%
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index	-3.90%	5.43%	3.42%
MSCI World ex USA Index (Net)	0.16%	5.32%	2.47%

[1]	Inception: 02/25/2015

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2020.

2

Hartford Multifactor Developed Markets (ex-US) ETF

Fund Overview – (continued)

September 30, 2020 (Unaudited)

Manager Discussion

Hartford Multifactor Developed Markets (ex-US) ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (LRODMX) (“the Index”), which tracks the performance of companies located in major developed markets of Europe, Canada, and the Pacific Region.

The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:

1)	Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.

2)	Improve Diversification by diversifying exposure across developed market economies and potentially reducing individual country, currency, and individual company risks.

3)	Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.

4)	Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.

The Fund returned -4.04% at net asset value (“NAV”) for the fiscal year ended September 30, 2020 compared to the Index, which returned -3.90% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results. International developed equity markets ended 2019 on a positive note and positive performance continued to start 2020, but stocks then endured a sharp sell-off during the first quarter due to the rapid global spread of the coronavirus which caused unprecedented market disruptions and fears of a severe economic downturn. The MSCI World ex USA Index returned -34% from February 19, 2020 to March 23, 2020. The World Health Organization (WHO) declared the coronavirus a pandemic, and markets experienced extreme volatility amid expectations that the pandemic would have a large and long-lasting negative impact on economic growth and earnings. Many governments and central banks took extraordinary fiscal and monetary stimulus measures to help bolster markets. Markets rebounded over the spring and summer as investor risk sentiment improved and economies stabilized, buoyed by optimism of containment of the coronavirus outbreak and re-opening of businesses. Subsequently, the MSCI World ex USA Index returned 41% from March 23, 2020 through September 30, 2020.

The Fund seeks exposures to return-enhancing factors, along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices, and invests in companies that exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the MSCI World ex USA Index, for the one-year period ending September 30, 2020, as developed international value stocks meaningfully underperformed and the Fund’s positive active exposure to the value factor was a significant detractor from performance.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater in particular geographic regions or countries. • Investments focused in a sector, industry or group of industries may increase volatility and risk. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index.

Composition by Sector(1)

as of 09/30/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.7%
Consumer Discretionary	9.5
Consumer Staples	13.1
Energy	1.6
Financials	15.1
Health Care	14.7
Industrials	12.0
Information Technology	6.7
Materials	5.6
Real Estate	5.2
Utilities	6.9

Total	99.1%

Short-Term Investments	0.8
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

3

Hartford Multifactor Diversified International ETF

Fund Overview

September 30, 2020 (Unaudited)

Inception 05/10/2017 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.

Average Annual Total Returns

for the Periods Ending 09/30/2020

	1 Year	Since Inception[1]
Multifactor Diversified International ETF (NAV Return)	-9.03%	0.89%
Multifactor Diversified International ETF (Market Price Return)	-8.74%	0.96%
Hartford Multifactor Diversified International Index	-7.73%	-8.05%
Hartford Multifactor Diversified International Spliced Index[2]	-8.83%	1.05%
MSCI ACWI ex USA Index (Net)	3.00%	3.37%

[1]	Inception: 05/10/2017
[2]

The Hartford Multifactor Diversified International Spliced Index is calculated by Lattice. The returns for the Spliced Index from 11/06/2019 to 09/30/2020 represent the Hartford Multifactor Diversified International Index and returns prior to 11/06/2019 represent the Hartford Multifactor Low Volatility International Equity Index.

Effective 11/06/2019, the Fund changed its proprietary custom benchmark index to the Hartford Multifactor Diversified International Index from the Hartford Multifactor Low Volatility International Equity Index because Lattice, the Fund’s investment adviser, believes that the new index better reflects the Fund’s investment strategy.

Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 100,000 Shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2020.

4

Hartford Multifactor Diversified International ETF

Fund Overview – (continued)

September 30, 2020 (Unaudited)

Manager Discussion

Hartford Multifactor Diversified International ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Diversified International Index (LRODEX) (“the Index”), which tracks the performance of companies located in both developed (ex US) and emerging markets.

The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:

1)	Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.

2)	Improve Diversification by diversifying exposure across developed (excluding the US) and emerging economies while balancing risk across sectors.

3)	Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.

4)	Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.

The Fund returned -9.03% at net asset value (“NAV”) for the fiscal year ended September 30, 2020 as compared to the Index which returned -7.73% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results. International equity markets ended 2019 on a positive note and positive performance continued to start 2020, but stocks then endured a sharp sell-off during the first quarter due to the rapid global spread of the coronavirus which caused unprecedented market disruptions and fears of a severe economic downturn. The MSCI ACWI ex USA Index returned -33% from February 19, 2020 to March 23, 2020. The World Health Organization (WHO) declared the coronavirus a pandemic, and markets experienced extreme volatility amid expectations that the pandemic would have a large and long-lasting negative impact on economic growth and earnings. Many governments and central banks took extraordinary fiscal and monetary stimulus measures to help bolster markets. Markets rebounded over the spring and summer as investor risk sentiment improved and economies stabilized, buoyed by optimism of containment of the coronavirus outbreak and re-opening of businesses. Subsequently, the MSCI ACWI ex USA Index returned 42% from March 23, 2020 through September 30, 2020.

The Fund seeks exposures to return-enhancing factors, along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices, and invests in companies that exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the MSCI ACWI ex USA Index, for the one-year period ending September 30, 2020, as developed international and emerging market value stocks meaningfully underperformed and the Fund’s positive active exposure to the value factor was a significant detractor from performance.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Investments focused in a particular sector or industry are subject to greater market volatility risk. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index.

Composition by Sector(1)

as of 09/30/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.5%
Consumer Discretionary	10.1
Consumer Staples	10.1
Energy	2.5
Financials	18.4
Health Care	12.8
Industrials	9.8
Information Technology	10.4
Materials	8.0
Real Estate	4.4
Utilities	3.5

Total	99.5%

Short-Term Investments	0.2
Other Assets & Liabilities	0.3

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Multifactor Emerging Markets ETF

Fund Overview

September 30, 2020 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.

Average Annual Total Returns

for the Periods Ending 09/30/2020

	1 Year	5 Year	Since Inception[1]
Multifactor Emerging Markets ETF (NAV Return)	-8.34%	2.40%	-1.97%
Multifactor Emerging Markets ETF (Market Price Return)	-7.35%	2.55%	-1.85%
Hartford Multifactor Emerging Markets Equity Index	-8.03%	N/A	-10.71%	[2]
Hartford Multifactor Emerging Markets Equity Spliced Index[3]	-8.03%	2.91%	-1.46%
MSCI Emerging Markets Index (Net)	10.54%	8.97%	4.05%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Emerging Markets Equity Index commenced operations on 06/28/2019.
[3]

The performance of Hartford Multifactor Emerging Markets Equity Spliced Index reflects the performance of the Hartford Risk-Optimized Multifactor Emerging Markets Index through 09/11/2019, and the performance of the Hartford Multifactor Emerging Markets Equity Index for the period from 09/11/2019 though 09/30/2020.

Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 100,000 Shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark description.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2020.

6

Hartford Multifactor Emerging Markets ETF

Fund Overview – (continued)

September 30, 2020 (Unaudited)

Manager Discussion

Hartford Multifactor Emerging Markets ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Emerging Markets Equity Index (LROEMX) (“the Index”), which tracks the performance of companies located in the emerging markets of the world.

The Fund seeks to generate returns and reduce volatility by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:

1)

Deliberately Allocate Risks by expanding the investment opportunity and seeking to harness emerging markets’ growth potential and allocating risk across countries while explicitly seeking to reduce volatility and drawdown risk.

2)	Improve Diversification by improving exposure to countries earlier in their growth cycle (beyond the largest emerging countries) as well as to companies tied more closely to local emerging economies.

3)	Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.

4)	Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.

The Fund returned -8.34% at net asset value (“NAV”) for the fiscal year ended September 30, 2020 as compared to the Index which returned -8.03% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.

Emerging equity markets ended 2019 on a positive note and positive performance continued to start 2020, but stocks then endured a sharp sell-off during the first quarter due to the rapid global spread of the coronavirus which caused unprecedented market disruptions and fears of a severe economic downturn. The MSCI Emerging Markets Index returned -31% from February 19, 2020 to March 23, 2020. The World Health Organization (WHO) declared the coronavirus a pandemic, and markets experienced extreme volatility amid expectations that the pandemic would have a large and long-lasting negative impact on economic growth and earnings. Many governments and central banks took extraordinary fiscal and monetary stimulus measures to help bolster markets. Markets rebounded over the spring and summer as investor risk sentiment improved and economies stabilized, buoyed by optimism of containment of the coronavirus outbreak and re-opening of businesses. Subsequently, the MSCI Emerging Markets Index returned 45% from March 23, 2020 through September 30, 2020.

The Fund seeks exposures to return-enhancing factors, along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices, and invests in companies that exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the MSCI Emerging Markets Index, for the one-year period ending September 30, 2020, as emerging market value stocks meaningfully underperformed and the Fund’s positive active exposure to the value factor was a significant detractor from performance. The Fund’s smaller market cap also detracted as large-cap emerging markets stocks outperformed over the one-year period. In addition, the Fund’s underweight to China relative to the MSCI Emerging Markets Index detracted from performance.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Investments focused in a sector, industry or group of industries may increase volatility and risk. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index.

Composition by Sector(1)

as of 09/30/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.3%
Consumer Discretionary	15.6
Consumer Staples	7.2
Energy	5.5
Financials	18.6
Health Care	3.4
Industrials	5.1
Information Technology	19.0
Materials	8.0
Real Estate	2.5
Utilities	3.2

Total	99.4%

Short-Term Investments	0.1
Other Assets & Liabilities	0.5

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

Hartford Multifactor Small Cap ETF

Fund Overview

September 30, 2020 (Unaudited)

Inception 03/23/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.

Average Annual Total Returns

for the Periods Ending 09/30/2020

	1 Year	5 Year	Since Inception[1]
Multifactor Small Cap ETF (NAV Return)	-7.05%	5.25%	3.07%
Multifactor Small Cap ETF (Market Price Return)	-7.01%	5.07%	3.03%
Hartford Multifactor Small Cap Index	-6.76%	N/A	-4.45%	[3]
Hartford Multifactor Small Cap Spliced Index[2]	-6.81%	5.70%	3.51%
Russell 2000 Index (Gross)	0.39%	8.00%	4.70%
MSCI ACWI Small Cap Index (Net)	3.22%	7.63%	4.90%

[1]	Inception: 03/23/2015
[2]

The Hartford Multifactor Small Cap Spliced Index is calculated by Lattice. The returns for the Spliced Index from 11/06/2019 to 09/30/2020 represent the Hartford Multifactor Small Cap Index and returns prior 11/06/2019 represent the Hartford Risk-Optimized Multifactor Global Small Cap Index.

[3]	The Hartford Multifactor Small Cap Index commenced operations on 06/28/2019.

Effective 11/06/2019, the Fund changed its proprietary custom benchmark index from Hartford Risk-Optimized Multifactor Global Small Cap Index to Hartford Multifactor Small Cap Index and changed its underlying reference index because Lattice, the Fund’s investment adviser, believes that the new index better reflects the Fund’s investment strategy.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.34%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2020.

8

Hartford Multifactor Small Cap ETF

Fund Overview – (continued)

September 30, 2020 (Unaudited)

Manager Discussion

Hartford Multifactor Small Cap ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Small Cap Index (LROSCX) (“the Index”), which tracks the performance of small cap exchange-traded equity securities.

The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:

1)	Deliberately Allocate Risks by providing exposure to the growth potential of small companies while explicitly seeking to reduce volatility and drawdown risk.

2)	Improve Diversification by diversifying exposure across sectors and potentially reducing individual company risks.

3)	Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.

4)	Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.

The Fund returned -7.05% at net asset value (“NAV”) for the fiscal year ended September 30, 2020 as compared to the Index which returned -6.76% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.

U.S. small-cap equity markets ended 2019 on a positive note and positive performance continued to start 2020, but stocks then endured a sharp sell-off during the first quarter due to the rapid global spread of the coronavirus which caused unprecedented market disruptions and fears of a severe economic downturn. The Russell 2000 Index returned -41% from February 19, 2020 to March 23, 2020. The World Health Organization (WHO) declared the coronavirus a pandemic, and markets experienced extreme volatility amid expectations that the pandemic would have a large and long-lasting negative impact on economic growth and earnings. Many governments and central banks took extraordinary fiscal and monetary stimulus measures to help bolster markets. Markets rebounded over the spring and summer as investor risk sentiment improved and economies stabilized, buoyed by optimism of containment of the coronavirus outbreak and re-opening of businesses. Subsequently, the Russell 2000 Index returned 52% from March 23, 2020 through September 30, 2020.

The Fund seeks exposures to return-enhancing factors, along with less volatility and reduced concentration at the sector level versus cap-weighted indices, and invests in companies that exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the Russell 2000 Index, for the one-year period ending September 30, 2020, as small-cap value stocks meaningfully underperformed and the Fund’s positive active exposure to the value factor was a significant detractor from performance. The Fund’s smaller market cap compared to that of the reference index also detracted from performance over the one-year period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small cap securities can have greater risk and volatility than large-cap securities. • Investments focused in a particular sector or industry are subject to greater market volatility risk. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index.

Composition by Sector(1)

as of 09/30/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.7%
Consumer Discretionary	13.2
Consumer Staples	5.7
Energy	4.8
Financials	16.3
Health Care	18.3
Industrials	13.8
Information Technology	13.0
Materials	5.4
Real Estate	5.2
Utilities	0.6

Total	99.0%

Short-Term Investments	1.0
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

9

Hartford Multifactor US Equity ETF

Fund Overview

September 30, 2020 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.

Average Annual Total Returns

for the Periods Ending 09/30/2020

	1 Year	5 Year	Since Inception[1]
Multifactor US Equity ETF (NAV Return)	0.92%	8.89%	6.42%
Multifactor US Equity ETF (Market Price Return)	0.83%	8.89%	6.40%
Hartford Multifactor Large Cap Index	1.06%	N/A	2.77%	[2]
Hartford Multifactor Large Cap Spliced Index[3]	1.06%	9.13%	6.60%
Russell 1000 Index (Gross)	16.01%	14.09%	10.77%
MSCI USA Index (Gross)	17.06%	14.40%	11.07%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Large Cap Index commenced operations on 06/28/2019.
[3]

The performance of the Hartford Multifactor Large Cap Spliced Index reflects the performance of the Hartford Risk-Optimized Multifactor US Equity Index through 09/11/2019, and the performance of the Hartford Multifactor Large Cap Index for the period from 09/11/2019 though 09/30/2020.

Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 25,000 Shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.19%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2020.

10

Hartford Multifactor US Equity ETF

Fund Overview – (continued)

September 30, 2020 (Unaudited)

Manager Discussion

Hartford Multifactor US Equity ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Large Cap Index (LROLCX) (“the Index”), which tracks the performance of large-cap exchange-traded U.S. equity securities.

The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:

1)

Deliberately Allocate Risks by allocating capital deeper in the US Large Cap Universe toward companies with more favorable risk/reward potential while explicitly seeking to reduce volatility and drawdown risk.

2)	Improve Diversification by providing diversified exposure across the US Large Cap Universe, beyond mega-caps.

3)	Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.

4)	Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.

The Fund returned 0.92% at net asset value (“NAV”) for the fiscal year ended September 30, 2020 as compared to the Index which returned 1.06% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.

U.S. large-cap equity markets ended 2019 on a positive note and positive performance continued to start 2020, but stocks then endured a sharp sell-off during the first quarter due to the rapid global spread of the coronavirus which caused unprecedented market disruptions and fears of a severe economic downturn. The Russell 1000 Index returned -35% from February 19, 2020 to March 23, 2020. The World Health Organization (WHO) declared the coronavirus a pandemic, and markets experienced extreme volatility amid expectations that the pandemic would have a large and long-lasting negative impact on economic growth and earnings. Many governments and central banks took extraordinary fiscal and monetary stimulus measures to help bolster markets. Markets rebounded over the spring and summer as investor risk sentiment improved and economies stabilized, buoyed by optimism of containment of the coronavirus outbreak and re-opening of businesses. Subsequently, the Russell 1000 Index returned 54% from March 23, 2020 through September 30, 2020.

The Fund seeks exposures to return-enhancing factors, along with less volatility and reduced concentration at the sector and market cap levels versus cap-weighted indices, and invests in companies that exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the Russell 1000 Index, for the one-year period ending September 30, 2020, as value stocks meaningfully underperformed and the Fund’s positive active exposure to the value factor was a significant detractor from performance. The Fund’s smaller market cap also detracted from performance as large-cap stocks outperformed over the one-year period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Investments focused in a sector, industry or group of industries may increase volatility and risk. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index.

Composition by Sector(1)

as of 09/30/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.5%
Consumer Discretionary	10.2
Consumer Staples	8.6
Energy	2.0
Financials	8.3
Health Care	17.2
Industrials	8.2
Information Technology	24.7
Materials	3.5
Real Estate	4.7
Utilities	3.7

Total	99.6%

Short-Term Investments	0.3
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

Hartford Multifactor ETFs

Benchmark Glossary (Unaudited)

Hartford Multifactor Diversified International Index seeks to enhance return potential available from investment in developed market (excluding the US) and emerging market companies while reducing volatility by up to fifteen-percent over a complete market cycle.

Hartford Multifactor Emerging Markets Equity Index seeks to enhance return potential available from investment in emerging market companies while reducing volatility by up to fifteen-percent over a complete market cycle.

Hartford Multifactor Large Cap Index seeks to enhance return potential available from investment in the initial capitalization-weighted universe while reducing volatility by up to fifteen-percent over a complete market cycle.

Hartford Multifactor Low Volatility International Equity Index seeks to address risks and opportunities within developed (excluding the U.S.) and emerging market stocks by selecting equity securities exhibiting low volatility and constructing the portfolio in a way that is designed to improve overall exposure to value, momentum, quality and size factors.

Hartford Multifactor Small Cap Index seeks to enhance return potential available from investment in the initial capitalization-weighted universe while reducing volatility by up to fifteen-percent over a complete market cycle.

Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index seeks to address risks and opportunities within developed market stocks located outside the United States by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality.

Hartford Risk-Optimized Multifactor Emerging Markets Index seeks to balance risks within and across the equity markets of emerging economies while emphasizing constituents exhibiting a favorable combination of factor characteristics.

Hartford Risk-Optimized Multifactor Global Small Cap Index seeks to address risks and opportunities within global small cap stocks by selecting equity securities of companies domiciled within the global small cap equity universe and exhibiting a favorable combination of factors, including value, momentum, and quality.

Hartford Risk-Optimized Multifactor US Equity Index seeks to improve returns through a market cycle relative to traditional cap-weighted U.S. large cap market indices and active U.S. large cap market strategies.

These indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI ACWI Small Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture small cap representation across developed markets and emerging markets countries.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.

MSCI USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that is designed to measure the performance of the large and mid cap segments of the U.S. market.

MSCI World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that is designed to capture large and mid cap representation across developed markets countries – excluding the United States.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Russell 1000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalizations.

Russell 2000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

12

Hartford Multifactor ETFs

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2020 through September 30, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including extraordinary expenses and interest expense). Expenses are equal to a Fund’s annualized expense ratio multiplied by average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Actual Return			Hypothetical (5% return before expenses)
Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses paid during the period April 1, 2020 through September 30, 2020	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses paid during the period April 1, 2020 through September 30, 2020	Annualized expense ratio
Hartford Multifactor Developed Markets (ex-US) ETF

$1,000.00	$1,193.20	$1.59	$1,000.00	$1,023.55	$1.47	0.29%

Hartford Multifactor Diversified International ETF

$1,000.00	$1,177.80	$1.58	$1,000.00	$1,023.55	$1.47	0.29%

Hartford Multifactor Emerging Markets ETF

$1,000.00	$1,195.20	$2.41	$1,000.00	$1,022.80	$2.23	0.44%

Hartford Multifactor Small Cap ETF

$1,000.00	$1,266.90	$1.93	$1,000.00	$1,023.30	$1.72	0.34%

Hartford Multifactor US Equity ETF

$1,000.00	$1,232.50	$1.06	$1,000.00	$1,024.05	$0.96	0.19%

13

Hartford Multifactor Developed Markets (ex-US) ETF

Schedule of Investments

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Australia - 8.0%
1,113,516	AGL Energy Ltd.	$10,870,290
510,655	Ampol Ltd.	8,765,984
284,548	Ansell Ltd.	7,566,535
54,473	ASX Ltd.	3,163,305
745,120	Aurizon Holdings Ltd.	2,269,775
1,704,273	AusNet Services	2,296,490
242,587	Australia & New Zealand Banking Group Ltd.	2,994,113
509,336	Bendigo & Adelaide Bank Ltd.	2,205,002
357,986	BHP Group Ltd.	9,134,476
1,114,963	BlueScope Steel Ltd.	10,149,199
795,268	Coca-Cola Amatil Ltd.	5,415,078
22,425	Cochlear Ltd.	3,182,477
6,527	Commonwealth Bank of Australia	297,582
225,728	Computershare Ltd.	1,977,080
33,881	CSL Ltd.	6,969,565
1,213,194	Dexus REIT	7,730,358
1,095,307	Fortescue Metals Group Ltd.	12,796,496
1,271,122	GPT Group REIT	3,553,198
381,160	Insurance Australia Group Ltd.	1,196,600
244,914	JB Hi-Fi Ltd.	8,261,009
1,115,665	Medibank Pvt Ltd.	2,007,128
198,582	Mineral Resources Ltd.	3,545,530
1,325,809	Mirvac Group REIT	2,071,596
45,590	Ramsay Health Care Ltd.	2,159,271
313,338	Sonic Healthcare Ltd.	7,447,237
119,766	Suncorp Group Ltd.	725,367
2,932,608	Telstra Corp. Ltd.	5,843,410
74,879	Washington H Soul Pattinson & Co., Ltd.	1,261,770
420,273	Wesfarmers Ltd.	13,380,663
423,402	Woolworths Group Ltd.	11,055,532

		160,292,116

	Austria - 0.3%
71,909	Andritz AG	2,222,784
3,860	Mayr Melnhof Karton AG	670,817
52,878	Oesterreichische Post AG(1)	1,779,613
117,759	UNIQA Insurance Group AG	711,164
19,910	Vienna Insurance Group AG Wiener Versicherung Gruppe	443,135

		5,827,513

	Belgium - 1.6%
10,280	Ackermans & van Haaren N.V.*	1,334,471
165,568	Ageas S.A.	6,768,187
7,010	Cofinimmo S.A. REIT	1,053,840
97,213	Colruyt S.A.	6,310,867
5,763	Financiere de Tubize S.A.	540,639
27,627	Groupe Bruxelles Lambert S.A.	2,493,907
332,039	Proximus SADP	6,064,371
13,959	Sofina S.A.	3,813,984
27,398	UCB S.A.	3,116,443

		31,496,709

	Canada - 10.9%
105,254	Algonquin Power & Utilities Corp.(1)	1,523,947
260,030	Alimentation Couche-Tard, Inc. Class B	9,026,832
77,472	Atco Ltd. Class I	2,232,377
101,254	Bank of Montreal	5,900,514
83,490	Bank of Nova Scotia	3,457,733
157,943	Barrick Gold Corp.	4,422,286
285,440	BCE, Inc.(1)	11,800,110
68,192	Cameco Corp.	686,642
167,694	Canadian Apartment Properties REIT	5,831,470
21,078	Canadian Imperial Bank of Commerce	1,570,573
10,951	Canadian National Railway Co.	1,162,614
5,935	Canadian Tire Corp. Ltd. Class A	595,922

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Canada - 10.9% - (continued)
130,284	Canadian Utilities Ltd. Class A	$3,097,750
150,790	CGI, Inc.*	10,202,808
2,386	Constellation Software, Inc.	2,643,007
100,627	Emera, Inc.	4,120,754
254,503	Empire Co., Ltd. Class A	7,364,058
57,534	Enghouse Systems Ltd.	3,134,381
86,537	Fortis, Inc.	3,526,913
97,320	George Weston Ltd.	7,133,521
283,237	Great-West Lifeco, Inc.	5,517,370
209,339	Hydro One Ltd.(2)	4,422,644
114,053	iA Financial Corp., Inc.	3,957,594
33,846	IGM Financial, Inc.(1)	773,587
24,465	Intact Financial Corp.	2,611,432
1,200,545	Kinross Gold Corp.*	10,560,662
286,108	Loblaw Cos., Ltd.	14,935,662
20,843	Magna International, Inc.	950,750
166,748	Manulife Financial Corp.	2,311,939
220,651	Metro, Inc.	10,553,915
30,762	National Bank of Canada	1,523,188
122,921	Northland Power, Inc.	3,706,725
155,761	Open Text Corp.	6,562,777
63,286	Parkland Corp.	1,668,201
237,273	Power Corp. of Canada	4,634,439
191,912	Quebecor, Inc. Class B	4,785,767
138,032	Rogers Communications, Inc. Class B	5,458,245
152,399	Royal Bank of Canada	10,666,504
87,360	Saputo, Inc.(1)	2,184,409
119,186	Shaw Communications, Inc. Class B	2,168,235
130,041	Stantec, Inc.	3,936,034
178,567	Sun Life Financial, Inc.	7,253,637
53,491	TC Energy Corp.	2,238,553
449,803	TELUS Corp.	7,889,863
3,586	TMX Group Ltd.	367,634
57,586	Toromont Industries Ltd.	3,435,113
71,571	Toronto-Dominion Bank	3,303,277

		217,812,368

	China - 0.3%
428,000	Kerry Logistics Network Ltd.	770,952
8,036,500	Yangzijiang Shipbuilding Holdings Ltd.	5,828,244

		6,599,196

	Denmark - 2.5%
9,024	Carlsberg A/S Class B	1,216,895
71,533	Coloplast A/S Class B	11,308,474
5,429	GN Store Nord A/S	411,211
206,360	H. Lundbeck A/S	6,810,668
226,975	Novo Nordisk A/S Class B	15,709,734
14,890	Novozymes AS Class B	938,051
70,528	Pandora A/S	5,085,371
4,426	Rockwool International A/S Class B	1,701,302
11,184	SimCorp AS	1,472,054
28,204	Topdanmark A/S	1,364,047
95,567	Tryg A/S	3,017,073

		49,034,880

	Finland - 1.2%
85,596	Elisa Oyj	5,046,814
278,081	Kesko Oyj Class B	7,174,020
68,335	Kone Oyj Class B	6,014,789
69,158	Metsa Board Oyj	571,337
30,554	Nokian Renkaat Oyj	865,274
91,297	Orion Oyj Class B	4,139,990
14,872	TietoEVRY Oyj	411,576
24,584	Valmet Oyj	609,145

		24,832,945

The accompanying notes are an integral part of these financial statements.

14

Hartford Multifactor Developed Markets (ex-US) ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	France - 5.5%
13,146	Air Liquide S.A.	$2,088,822
54,312	Alstom S.A.*	2,708,056
22,574	Arkema S.A.	2,398,839
64,746	AXA S.A.	1,197,784
57,277	BioMerieux	8,986,798
350,278	Bouygues S.A.	12,166,524
108,966	Carrefour S.A.	1,746,100
94,113	Cie Generale des Etablissements Michelin SCA	10,122,371
69,847	Danone S.A.	4,522,856
3,220	Dassault Aviation S.A.*	2,737,553
51,682	Eiffage S.A.*	4,231,436
49,522	Iliad S.A.	9,120,207
23,439	Korian S.A.*	822,924
8,740	L’Oreal S.A.	2,845,113
2,165	Legrand S.A.	173,095
688,005	Orange S.A.	7,167,517
573,576	Peugeot S.A.*	10,425,365
99,018	Rubis SCA	3,975,726
104,817	Sanofi	10,488,227
6,457	Sartorius Stedim Biotech	2,230,654
16,770	SEB S.A.	2,731,517
50,532	Societe BIC S.A.	2,652,315
4,364	Sodexo S.A.	312,267
218,076	Suez	4,041,764
10,405	Total S.A.	356,282
13,484	Veolia Environnement S.A.	291,257

		110,541,369

	Germany - 4.9%
7,365	adidas AG*	2,384,557
27,632	Allianz SE	5,301,726
246,056	Alstria Office AG REIT	3,422,057
56,226	Bayer AG	3,514,912
16,858	Beiersdorf AG	1,917,549
24,133	Brenntag AG	1,536,667
92,637	Covestro AG(2)	4,600,516
86,447	Deutsche Lufthansa AG*(1)	746,099
25,914	Deutsche Post AG	1,182,096
541,692	Deutsche Telekom AG	9,077,228
135,814	Deutsche Wohnen SE	6,798,910
77,929	Fresenius Medical Care AG & Co. KGaA	6,581,438
67,444	Fresenius SE & Co. KGaA	3,070,996
21,537	Gerresheimer AG	2,410,625
9,715	Hannover Rueck SE	1,506,062
19,747	LEG Immobilien AG	2,820,441
105,111	Merck KGaA	15,351,842
14,042	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,566,613
82,631	Rocket Internet SE*(2)	1,808,103
4,304	SAP SE	670,051
87,723	Software AG	4,328,703
62,185	TAG Immobilien AG*	1,876,994
20,205	Talanx AG*	652,043
2,343,071	Telefonica Deutschland Holding AG	6,014,504
194,583	Uniper SE	6,288,582
4,378	United Internet AG	167,723
11,003	Vonovia SE	755,839

		98,352,876

	Hong Kong - 4.8%
1,028,500	BOC Hong Kong Holdings Ltd.	2,707,277
1,461,804	Cathay Pacific Airways Ltd.*	1,009,116
2,016,688	Champion REIT	999,236
1,271,120	Chow Tai Fook Jewellery Group Ltd.	1,656,556
842,500	CK Asset Holdings Ltd.	4,103,790
653,000	CK Hutchison Holdings Ltd.	3,926,426

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Hong Kong - 4.8% - (continued)
503,480	CLP Holdings Ltd.	$4,677,492
446,433	Dairy Farm International Holdings Ltd.	1,683,052
610,000	Hang Lung Group Ltd.	1,386,865
2,004,000	Hang Lung Properties Ltd.	5,063,009
508,010	Hang Seng Bank Ltd.	7,479,218
1,357,000	Henderson Land Development Co., Ltd.	4,999,013
2,143,109	HK Electric Investments & HK Electric Investments Ltd.	2,212,242
162,384	Hongkong Land Holdings Ltd.	602,445
838,000	Hysan Development Co., Ltd.	2,503,187
109,226	Jardine Matheson Holdings Ltd.	4,334,088
34,685	Jardine Strategic Holdings Ltd.	687,110
972,000	Kerry Properties Ltd.	2,480,795
108,000	MTR Corp. Ltd.	533,032
708,750	New World Development Co., Ltd.	3,429,436
1,566,000	NWS Holdings Ltd.	1,190,160
378,494	Pacific Century Premium Developments Ltd.*	99,141
3,949,575	PCCW Ltd.	2,354,456
199,000	Power Assets Holdings Ltd.	1,042,503
3,100,000	Sino Land Co., Ltd.	3,600,000
1,069,000	SITC International Holdings Co., Ltd.	1,475,910
781,500	Sun Hung Kai Properties Ltd.	9,962,865
588,500	Swire Pacific Ltd. Class A	2,824,800
1,334,000	Swire Properties Ltd.	3,511,432
7,616,792	WH Group Ltd.(2)	6,172,059
2,022,000	Xinyi Glass Holdings Ltd.	4,064,872
2,100,611	Yue Yuen Industrial Holdings Ltd.	3,393,503

		96,165,086

	Ireland - 0.5%
35,327	ICON plc*	6,750,636
22,064	Kerry Group plc Class A	2,833,133

		9,583,769

	Israel - 1.3%
56,728	Bank Hapoalim BM	303,518
839,034	Bank Leumi Le-Israel BM	3,699,276
2,139,157	Bezeq The Israeli Telecommunication Corp. Ltd.*	2,489,210
72,574	Check Point Software Technologies Ltd.*	8,733,555
95,668	First International Bank of Israel Ltd.	1,988,153
1	Isracard Ltd.	2
985,077	Israel Chemicals Ltd.	3,490,668
58,993	Strauss Group Ltd.	1,696,849
15,254	Taro Pharmaceutical Industries Ltd.*	836,682
105,447	Tower Semiconductor Ltd.*	1,965,397

		25,203,310

	Italy - 3.4%
1,561,803	A2A S.p.A.	2,270,997
351,772	Assicurazioni Generali S.p.A.	4,960,380
65,475	De’ Longhi S.p.A.*	2,241,955
35,989	DiaSorin S.p.A.	7,254,613
336,519	Enav S.p.A.(2)	1,277,777
716,005	Enel S.p.A.	6,228,328
418,122	Eni S.p.A.	3,279,200
355,770	Freni Brembo S.p.A.*	3,558,664
1,003,397	Hera S.p.A.	3,708,750
6,778	Interpump Group S.p.A.	252,118
638,962	Iren S.p.A.	1,643,918
388,906	Italgas S.p.A.	2,455,834
149,175	Prysmian S.p.A.	4,345,265
201,343	Recordati S.p.A.	10,327,231
296,656	Snam S.p.A.	1,526,818
518,248	Terna Rete Elettrica Nazionale S.p.A.	3,630,542
949,427	Unipol Gruppo S.p.A.*	4,152,781

The accompanying notes are an integral part of these financial statements.

15

Hartford Multifactor Developed Markets (ex-US) ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Italy - 3.4% - (continued)
1,555,077	UnipolSai Assicurazioni S.p.A.	$4,059,248

		67,174,419

	Japan - 22.3%
95,305	ABC-Mart, Inc.	4,940,001
154,159	Aeon Co., Ltd.	4,128,242
269,282	Alfresa Holdings Corp.	5,863,831
116,241	ANA Holdings, Inc.*	2,676,638
84,288	Aozora Bank Ltd.	1,392,154
832,265	Astellas Pharma, Inc.	12,358,185
178,600	Azbil Corp.	6,634,246
16,459	Bandai Namco Holdings, Inc.	1,199,216
24,800	Benesse Holdings, Inc.	635,687
219,097	Bic Camera, Inc.	2,418,725
342,493	Bridgestone Corp.	10,765,178
351,800	Brother Industries Ltd.	5,553,860
111,697	Canon Marketing Japan, Inc.	2,224,837
343,503	Canon, Inc.	5,684,905
19,182	Casio Computer Co., Ltd.	307,915
57,000	Chubu Electric Power Co., Inc.	691,908
288,600	Chugoku Electric Power Co., Inc. (The)	3,607,158
34,000	COMSYS Holdings Corp.	941,097
10,900	Create SD Holdings Co., Ltd.	380,617
83,600	Dai Nippon Printing Co., Ltd.	1,684,200
1,436,817	Daiwa Securities Group, Inc.	6,000,239
76,300	Ezaki Glico Co., Ltd.	3,409,026
189,520	FUJIFILM Holdings Corp.	9,311,676
89,648	Fujitsu Ltd.	12,181,866
576,600	Haseko Corp.	7,540,112
32,900	Hisamitsu Pharmaceutical Co., Inc.	1,674,150
104,673	Hitachi Ltd.	3,514,228
256,500	Honda Motor Co., Ltd.	6,012,061
21,821	Hoya Corp.	2,452,355
39,700	Iida Group Holdings Co., Ltd.	798,665
373,071	ITOCHU Corp.	9,492,046
225,793	Japan Airlines Co., Ltd.*	4,206,472
238,800	Japan Post Bank Co., Ltd.	1,857,811
321,881	Japan Post Holdings Co., Ltd.	2,183,288
148,700	Japan Tobacco, Inc.	2,705,430
457,948	K’s Holdings Corp.	6,162,098
200,400	Kajima Corp.	2,396,520
71,649	Kaken Pharmaceutical Co., Ltd.	3,272,512
362,051	KDDI Corp.	9,112,171
181,800	Kewpie Corp.	3,731,439
223,000	Kinden Corp.	3,915,654
80,600	Kyowa Exeo Corp.	2,094,241
289,300	Kyushu Railway Co.	6,159,927
125,122	Lawson, Inc.	5,951,980
45,800	Life Corp.	2,102,729
14,200	Matsumotokiyoshi Holdings Co., Ltd.	516,706
64,600	Mazda Motor Corp.	374,023
1,524,500	Mebuki Financial Group, Inc.	3,438,179
242,850	Medipal Holdings Corp.	4,844,113
79,516	MEIJI Holdings Co., Ltd.	6,058,075
36,300	Mitsubishi Corp.	864,245
145,500	Mitsubishi Electric Corp.	1,959,900
32,200	Mitsubishi Heavy Industries Ltd.	711,097
458,376	Mitsubishi UFJ Lease & Finance Co., Ltd.	2,106,627
40,900	Mitsui & Co., Ltd.	698,784
12,500	Mitsui Chemicals, Inc.	300,389
12,100	Morinaga Milk Industry Co., Ltd.	635,213
145,517	NEC Corp.	8,466,544
140,200	NEC Networks & System Integration Corp.	2,674,335
111,475	Nihon Kohden Corp.	3,654,918
189,500	Nikon Corp.	1,271,354
82,481	Nippo Corp.	2,269,732

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Japan - 22.3% - (continued)
380,306	Nippon Telegraph & Telephone Corp.	$7,748,109
29,700	Nomura Research Institute Ltd.	871,046
406,424	NTT DOCOMO, Inc.	14,962,165
241,200	Obayashi Corp.	2,182,754
17,200	Oracle Corp. Japan	1,845,011
340,500	ORIX Corp.	4,210,675
346,051	Osaka Gas Co., Ltd.	6,722,302
13,800	Otsuka Corp.	703,535
92,704	Otsuka Holdings Co., Ltd.	3,907,395
9,900	PALTAC Corp.	498,143
46,400	Pan Pacific International Holdings Corp.	1,077,229
558,300	Panasonic Corp.	4,702,142
162,066	Resona Holdings, Inc.	549,178
139,269	Ricoh Co., Ltd.	931,715
57,200	Rinnai Corp.	5,555,766
176,200	Santen Pharmaceutical Co., Ltd.	3,588,115
73,268	Sawai Pharmaceutical Co., Ltd.	3,686,659
27,600	Secom Co., Ltd.	2,512,324
323,000	Sega Sammy Holdings, Inc.	3,911,627
258,500	Seino Holdings Co., Ltd.	3,737,999
134,065	Sekisui Chemical Co., Ltd.	2,130,456
452,148	Sekisui House Ltd.	7,958,542
201,789	Seven & i Holdings Co., Ltd.	6,214,482
69,740	Shimamura Co., Ltd.	6,760,544
479,128	Shimizu Corp.	3,582,223
69,900	Shionogi & Co., Ltd.	3,728,486
94,400	Ship Healthcare Holdings, Inc.	4,588,951
485,758	Skylark Holdings Co., Ltd.	6,904,548
27,600	Sotetsu Holdings, Inc.	741,457
442,193	Subaru Corp.	8,514,509
81,617	Sugi Holdings Co., Ltd.	5,754,103
417,000	Sumitomo Electric Industries Ltd.	4,658,798
173,729	Sumitomo Forestry Co., Ltd.	2,749,241
378,000	Sumitomo Rubber Industries Ltd.	3,485,208
79,400	Sundrug Co., Ltd.	2,983,237
28,107	Suntory Beverage & Food Ltd.	1,052,048
142,582	Suzuken Co., Ltd.	5,411,171
68,400	Taisei Corp.	2,300,957
294,100	Teijin Ltd.	4,539,836
119,011	Toho Gas Co., Ltd.	5,886,832
229,900	Tohoku Electric Power Co., Inc.	2,300,525
101,400	Tokio Marine Holdings, Inc.	4,419,975
318,896	Tokyo Gas Co., Ltd.	7,270,575
221,472	Toppan Printing Co., Ltd.	3,101,825
54,100	Toshiba TEC Corp.	2,253,099
130,400	Tosoh Corp.	2,106,813
34,119	Toyo Suisan Kaisha Ltd.	1,797,609
113,200	Toyota Boshoku Corp.	1,592,931
67,300	TS Tech Co., Ltd.	1,889,604
89,047	Tsumura & Co.	2,763,469
19,100	Tsuruha Holdings, Inc.	2,698,579
29,949	West Japan Railway Co.	1,473,185
1,137,957	Yamada Denki Co., Ltd.	5,650,426
148,746	Yamaha Motor Co., Ltd.	2,145,280
217,980	Yamazaki Baking Co., Ltd.	3,798,590
35,300	Yaoko Co., Ltd.	2,612,461
91,653	Zensho Holdings Co., Ltd.	2,154,753

		447,050,747

	Luxembourg - 0.3%
1,037	Eurofins Scientific SE*	821,312
86,967	Grand City Properties S.A.	2,102,867
76,493	RTL Group S.A.*	3,015,699

		5,939,878

The accompanying notes are an integral part of these financial statements.

16

Hartford Multifactor Developed Markets (ex-US) ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Netherlands - 4.1%
9,756	Aegon N.V.	$25,397
225,654	ASR Nederland N.V.	7,594,401
497,570	Koninklijke Ahold Delhaize N.V.	14,732,762
57,007	Koninklijke DSM N.V.	9,399,010
1,367,705	Koninklijke KPN N.V.	3,218,907
34,214	Koninklijke Philips N.V.*	1,612,867
196,752	Koninklijke Vopak N.V.	11,088,467
301,812	NN Group N.V.	11,343,136
205,491	Randstad N.V.*	10,730,355
153,635	Signify N.V.*(2)	5,689,458
77,139	Wolters Kluwer N.V.	6,588,894

		82,023,654

	New Zealand - 1.0%
126,708	Chorus Ltd.	725,310
99,033	Contact Energy Ltd.	435,314
156,194	EBOS Group Ltd.	2,523,290
401,978	Fisher & Paykel Healthcare Corp. Ltd. Class C	8,840,089
403,299	Fletcher Building Ltd.*	1,026,336
76,852	Infratil Ltd.	253,488
15,384	Mainfreight Ltd.	467,969
287,715	Mercury NZ Ltd.	969,916
122,291	Meridian Energy Ltd.	400,130
1,412,041	Spark New Zealand Ltd.*	4,362,065

		20,003,907

	Norway - 0.6%
109,177	Austevoll Seafood ASA	906,638
17,288	Equinor ASA	245,372
186,562	Leroy Seafood Group ASA	1,068,735
652,876	Orkla ASA	6,585,559
37,065	Salmar ASA*	2,095,567
122,571	Telenor ASA	2,049,487

		12,951,358

	Portugal - 0.6%
384,688	Galp Energia SGPS S.A.	3,569,139
526,714	Jeronimo Martins SGPS S.A.	8,464,913

		12,034,052

	Russia - 0.4%
206,053	Polymetal International plc	4,500,579
3,276,697	VEON Ltd.	4,128,638

		8,629,217

	Singapore - 1.6%
6,104,598	ComfortDelGro Corp. Ltd.	6,305,387
284,004	DBS Group Holdings Ltd.	4,142,202
142,500	Jardine Cycle & Carriage Ltd.	1,877,939
1,501,900	Mapletree Commercial Trust REIT	2,134,412
1,128,580	Oversea-Chinese Banking Corp. Ltd.	6,961,134
311,300	Singapore Exchange Ltd.	2,086,583
864,400	Singapore Technologies Engineering Ltd.	2,190,919
181,100	Singapore Telecommunications Ltd.	280,689
431,800	Venture Corp. Ltd.	6,085,878

		32,065,143

	Spain - 1.7%
29,146	Acciona S.A.	3,171,725
26,925	Ebro Foods S.A.	627,052
142,937	Enagas S.A.	3,301,180
10,227	Grifols S.A.	294,900
19,096	Grupo Catalana Occidente S.A.	481,448
306,133	Iberdrola S.A.	3,772,954
207,846	Inmobiliaria Colonial Socimi S.A.	1,719,520
2,841,287	Mapfre S.A.	4,454,666
313,555	Merlin Properties Socimi S.A. REIT	2,619,794
64,909	Naturgy Energy Group S.A.	1,303,099

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Spain - 1.7% - (continued)
308,792	Red Electrica Corp. S.A.	$5,799,113
95,567	Repsol S.A.	641,246
412,039	Telefonica S.A.	1,419,093
3,250	Vidrala S.A.	354,434
51,491	Viscofan S.A.	3,435,676
55,113	Zardoya Otis S.A.	336,713

		33,732,613

	Sweden - 4.0%
190,325	Axfood AB	4,367,906
73,977	Essity AB Class B*	2,502,820
26,190	Getinge AB Class B	572,083
128,552	Holmen AB Class B	4,782,996
206,642	ICA Gruppen AB(1)	10,512,190
109,975	Industrivarden AB Class A*	2,983,456
230,550	Investor AB Class B	15,120,989
160,439	Kinnevik AB Class B	6,536,769
115,357	L E Lundbergforetagen AB Class B*	5,725,316
429,364	Securitas AB Class B*	6,584,381
191,520	Skanska AB Class B*	4,061,508
137,312	Svenska Handelsbanken AB Class A*	1,155,569
360,651	Swedbank AB Class A*	5,671,287
16,058	Swedish Match AB	1,314,782
177,757	Swedish Orphan Biovitrum AB*	4,303,904
774,044	Telia Co., AB	3,186,986
21,850	Volvo AB Class B*	422,474

		79,805,416

	Switzerland - 8.0%
147,847	Adecco Group AG	7,833,678
13,008	Allreal Holding AG	2,811,852
6,182	ALSO Holding AG*	1,635,076
62,582	Baloise Holding AG	9,229,781
60,406	Banque Cantonale Vaudoise	6,154,015
29,461	BKW AG	3,145,713
8,718	Bucher Industries AG	3,334,428
16	Chocoladefabriken Lindt & Spruengli AG	1,428,027
161,313	Credit Suisse Group AG	1,623,050
72,058	DKSH Holding AG	5,039,158
1,125	EMS-Chemie Holding AG	1,012,041
90,896	Galenica AG(2)	6,351,590
342	Givaudan S.A.	1,477,812
62,086	Kuehne + Nagel International AG	12,116,484
65,431	Logitech International S.A.	5,104,864
49,779	Nestle S.A.	5,924,175
73,082	Novartis AG	6,356,444
32,594	PSP Swiss Property AG	3,955,626
42,685	Roche Holding AG	14,641,826
24,033	SFS Group AG	2,423,573
1,568	SGS S.A.	4,213,760
74,552	Sunrise Communications Group AG*(2)	8,844,809
8,423	Swatch Group AG (The)	1,970,180
23,394	Swiss Life Holding AG*	8,873,806
81,311	Swiss Prime Site AG	7,398,748
27,472	Swisscom AG	14,609,871
9,432	Tecan Group AG	4,712,150
229,971	UBS Group AG	2,578,178
16,986	Zurich Insurance Group AG	5,929,154

		160,729,869

	United Kingdom - 9.0%
288,018	Admiral Group plc	9,722,048
85,748	AstraZeneca plc	9,375,007
138,729	B&M European Value Retail S.A.	887,239
1,248,751	BAE Systems plc	7,781,336
10,163	Bellway plc	308,891

The accompanying notes are an integral part of these financial statements.

17

Hartford Multifactor Developed Markets (ex-US) ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	United Kingdom - 9.0% - (continued)
32,890	Berkeley Group Holdings plc	$1,797,753
1,187,123	BT Group plc	1,509,850
138,659	Close Brothers Group plc	1,830,228
40,336	Dialog Semiconductor plc*	1,759,561
1,967,366	Direct Line Insurance Group plc	6,851,947
146,472	DS Smith plc	558,041
178,058	Electrocomponents plc	1,640,128
63,666	Ferguson plc	6,429,853
596,942	GlaxoSmithKline plc	11,205,468
167,349	Halma plc	5,073,378
267,685	Hikma Pharmaceuticals plc	8,976,877
661,115	Howden Joinery Group plc	5,047,795
791,379	HSBC Holdings plc	3,084,630
496,606	IG Group Holdings plc	5,081,526
49,522	IMI plc	672,231
22,376	Intertek Group plc	1,832,280
1,956,737	J Sainsbury plc	4,830,403
417,883	Legal & General Group plc	1,017,540
208,739	Mondi plc	4,424,318
385,358	National Grid plc	4,432,901
474,776	Pearson plc	3,370,936
81,618	Pennon Group plc	1,087,867
202,821	RELX plc	4,525,692
193,527	Rio Tinto plc	11,647,673
311,470	Sage Group plc	2,902,433
72,559	Schroders plc	2,528,025
212,045	Segro plc REIT	2,556,004
53,470	Smith & Nephew plc	1,048,296
164,050	Spectris plc	5,168,482
19,173	Spirax-Sarco Engineering plc	2,742,665
51,754	SSE plc	808,243
801,953	Standard Chartered plc*	3,691,919
472,542	Tate & Lyle plc	4,063,721
696,365	Tesco plc	1,913,054
243,285	Unilever N.V.	14,692,346
5,023,664	WM Morrison Supermarkets plc	11,050,548

		179,929,133

	United States - 0.1%
16,876	Waste Connections, Inc.	1,748,559

	Total Common Stocks (cost $1,959,201,786)	$1,979,560,102

PREFERRED STOCKS - 0.2%
	Germany - 0.2%
60,523	Fuchs Petrolub SE	$3,078,780

	Total Preferred Stocks (cost $2,839,889)	$3,078,780

	Total Long-Term Investments (cost $1,962,041,675)	$1,982,638,882

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Securities Lending Collateral - 0.7%
14,833,551	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.03%(3)	$14,833,551
144,039	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	144,039

		14,977,590

	U.S. Treasury - 0.1%
669,000	0.04%, 02/25/2021(4)(5)	668,724
323,000	0.05%, 02/25/2021(4)(5)	322,866
205,000	0.06%, 02/25/2021(4)(5)	204,915
437,000	0.08%, 02/25/2021(4)(5)	436,819

		1,633,324

	Total Short-Term Investments (cost $16,610,758)	$16,610,914

Total Investments (cost $1,978,652,433)	99.9%	$1,999,249,796
Other Assets and Liabilities	0.1%	1,897,788

Total Net Assets	100.0%	$2,001,147,584

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2020, the aggregate value of these securities was $39,166,956, representing 2.0% of net assets.

(3)	Current yield as of period end.

(4)	The rate shown represents current yield to maturity.

(5)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of September 30, 2020, the market value of securities pledged was $1,633,324.

Futures Contracts Outstanding at September 30, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	166	12/18/2020	$15,381,560	$(345,768)

Total futures contracts				$(345,768)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

18

Hartford Multifactor Developed Markets (ex-US) ETF

Schedule of Investments – (continued)

September 30, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$160,292,116	$160,292,116	$—	$—
Austria	5,827,513	5,827,513	—	—
Belgium	31,496,709	31,496,709	—	—
Canada	217,812,368	217,812,368	—	—
China	6,599,196	6,599,196	—	—
Denmark	49,034,880	49,034,880	—	—
Finland	24,832,945	24,832,945	—	—
France	110,541,369	110,541,369	—	—
Germany	98,352,876	98,352,876	—	—
Hong Kong	96,165,086	96,165,086	—	—
Ireland	9,583,769	9,583,769	—	—
Israel	25,203,310	25,203,310	—	—
Italy	67,174,419	67,174,419	—	—
Japan	447,050,747	447,050,747	—	—
Luxembourg	5,939,878	5,939,878	—	—
Netherlands	82,023,654	82,023,654	—	—
New Zealand	20,003,907	20,003,907	—	—
Norway	12,951,358	12,951,358	—	—
Portugal	12,034,052	12,034,052	—	—
Russia	8,629,217	8,629,217	—	—
Singapore	32,065,143	32,065,143	—	—
Spain	33,732,613	33,732,613	—	—
Sweden	79,805,416	79,805,416	—	—
Switzerland	160,729,869	160,729,869	—	—
United Kingdom	179,929,133	179,929,133	—	—
United States	1,748,559	1,748,559	—	—
Preferred Stocks	3,078,780	3,078,780	—	—
Short-Term Investments	16,610,914	14,977,590	1,633,324	—

Total	$1,999,249,796	$1,997,616,472	$1,633,324	$—

Liabilities
Futures Contracts(2)	$(345,768)	$(345,768)	$—	$—

Total	$(345,768)	$(345,768)	$—	$—

(1)	For the year ended September 30, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

19

Hartford Multifactor Diversified International ETF

Schedule of Investments

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Australia - 6.4%
2,933	AGL Energy Ltd.	$28,632
240	Ampol Ltd.	4,120
262	Ansell Ltd.	6,967
315	Australia & New Zealand Banking Group Ltd.	3,888
1,539	BHP Group Ltd.	39,270
4,222	BlueScope Steel Ltd.	38,432
23	CSL Ltd.	4,731
2,829	Dexus REIT	18,026
3,693	Fortescue Metals Group Ltd.	43,145
882	JB Hi-Fi Ltd.	29,750
879	Mineral Resources Ltd.	15,694
227	Sonic Healthcare Ltd.	5,395
930	Wesfarmers Ltd.	29,609
1,283	Woolworths Group Ltd.	33,501

		301,160

	Austria - 0.5%
86	Mayr Melnhof Karton AG	14,946
213	Oesterreichische Post AG	7,168

		22,114

	Belgium - 1.6%
39	Ackermans & van Haaren N.V.*	5,063
195	Ageas S.A.	7,971
403	Colruyt S.A.	26,162
82	Sofina S.A.	22,405
149	UCB S.A.	16,948

		78,549

	Canada - 4.8%
418	Alimentation Couche-Tard, Inc. Class B	14,511
96	Bank of Montreal	5,594
100	Bank of Nova Scotia	4,142
800	Barrick Gold Corp.	22,399
100	BCE, Inc.	4,134
156	Canadian Apartment Properties REIT	5,425
72	CGI, Inc.*	4,872
1,082	Empire Co., Ltd. Class A	31,308
200	George Weston Ltd.	14,660
153	Great-West Lifeco, Inc.	2,980
3,000	Kinross Gold Corp.*	26,390
478	Loblaw Cos., Ltd.	24,953
525	Manulife Financial Corp.	7,279
253	Power Corp. of Canada	4,942
395	Royal Bank of Canada	27,646
300	Stantec, Inc.	9,080
213	Sun Life Financial, Inc.	8,652
100	TC Energy Corp.	4,185
100	Toronto-Dominion Bank	4,615

		227,767

	Chile - 0.3%
134	Empresa Nacional de Telecomunicaciones S.A.	831
100,378	Enel Americas S.A.	12,996

		13,827

	China - 6.6%
144,000	Bank of China Ltd. Class H	44,594
66,000	Bank of Communications Co., Ltd. Class H	31,680
23,000	China Construction Bank Corp. Class H	14,898
24,000	China Everbright Bank Co., Ltd. Class H	7,556
3,000	China Life Insurance Co., Ltd. Class H	6,712
37,000	China Minsheng Banking Corp. Ltd. Class H	19,383
2,000	China National Building Material Co., Ltd. Class H	2,524
2,000	China Petroleum & Chemical Corp. Class H	803
66,000	China Telecom Corp. Ltd. Class H	19,757
29,500	Great Wall Motor Co., Ltd. Class H	37,417

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	China - 6.6% - (continued)
12,000	Industrial & Commercial Bank of China Ltd. Class H	$6,225
44,000	People’s Insurance Co., Group of China Ltd. Class H	13,001
20,000	PICC Property & Casualty Co., Ltd. Class H	13,910
2,000	Ping An Insurance Group Co., of China Ltd. Class H	20,516
7,000	Postal Savings Bank of China Co., Ltd. Class H(1)	2,935
6,400	Sinopharm Group Co., Ltd. Class H	13,428
239	Vipshop Holdings Ltd. ADR*	3,738
24,000	Weichai Power Co., Ltd. Class H	48,062
5,000	Yangzijiang Shipbuilding Holdings Ltd.	3,626

		310,765

	Denmark - 1.6%
106	Coloplast A/S Class B	16,757
740	Novo Nordisk A/S Class B	51,218
99	Pandora A/S	7,139

		75,114

	Finland - 0.4%
119	Kone Oyj Class B	10,474
240	Orion Oyj Class B	10,883

		21,357

	France - 3.4%
95	BioMerieux	14,905
1,162	Bouygues S.A.	40,361
100	Cie de Saint-Gobain*	4,223
106	Cie Generale des Etablissements Michelin SCA	11,401
89	Eiffage S.A.*	7,287
9	L’Oreal S.A.	2,930
313	Orange S.A.	3,261
1,171	Peugeot S.A.*	21,284
259	Sanofi	25,916
100	Schneider Electric SE	12,436
437	Total S.A.	14,963

		158,967

	Germany - 2.8%
15	adidas AG*	4,856
125	Allianz SE	23,984
259	Bayer AG	16,191
145	Deutsche Post AG	6,614
709	Deutsche Telekom AG	11,881
439	Deutsche Wohnen SE	21,977
81	Fresenius Medical Care AG & Co. KGaA	6,841
218	Merck KGaA	31,840
21	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,334
124	Uniper SE	4,007

		133,525

	Hong Kong - 3.5%
8,000	China Resources Cement Holdings Ltd.	10,921
3,000	CK Asset Holdings Ltd.	14,613
7,000	Hang Lung Group Ltd.	15,915
4,000	Hang Lung Properties Ltd.	10,106
2,000	Henderson Land Development Co., Ltd.	7,368
5,000	Hysan Development Co., Ltd.	14,935
8,500	Kerry Properties Ltd.	21,694
2,000	New World Development Co., Ltd.	9,677
2,000	Sino Land Co., Ltd.	2,323
4,000	Sun Art Retail Group Ltd.	4,413
3,000	Sun Hung Kai Properties Ltd.	38,245
11,000	WH Group Ltd.(1)	8,914
3,500	Yue Yuen Industrial Holdings Ltd.	5,654

		164,778

The accompanying notes are an integral part of these financial statements.

20

Hartford Multifactor Diversified International ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	India - 0.4%
249	Dr. Reddy’s Laboratories Ltd. ADR	$17,320

	Indonesia - 2.3%
42,600	Adaro Energy Tbk PT	3,249
13,400	Astra International Tbk PT	4,017
12,800	Bank Negara Indonesia Persero Tbk PT	3,819
111,900	Bank Permata Tbk PT*	8,723
484,600	Buana Lintas Lautan Tbk PT*	9,770
176,400	Bukit Asam Tbk PT	23,354
42,100	Indofood Sukses Makmur Tbk PT	20,230
28,700	Kalbe Farma Tbk PT	2,990
248,100	Mitra Adiperkasa Tbk PT*	9,504
40,500	Sarana Menara Nusantara Tbk PT	2,817
74,800	Telekomunikasi Indonesia Persero Tbk PT	12,869
6,700	United Tractors Tbk PT	10,266

		111,608

	Israel - 2.3%
552	Airport City Ltd.*	5,776
12,595	Bezeq The Israeli Telecommunication Corp. Ltd.*	14,656
99	Check Point Software Technologies Ltd.*	11,914
140	Danel Adir Yeoshua Ltd.	16,250
15	Nova Measuring Instruments Ltd.*	791
265	Rami Levy Chain Stores Hashikma Marketing Ltd.	18,277
1,065	Shufersal Ltd.	8,345
441	Taro Pharmaceutical Industries Ltd.*	24,189
407	Tower Semiconductor Ltd.*	7,586

		107,784

	Italy - 1.7%
2,955	Enel S.p.A.	25,705
649	Eni S.p.A.	5,090
460	Prysmian S.p.A.	13,399
55	Recordati S.p.A.	2,821
13,494	UnipolSai Assicurazioni S.p.A.	35,224

		82,239

	Japan - 15.2%
100	Aeon Co., Ltd.	2,678
400	Alfresa Holdings Corp.	8,710
3,100	Astellas Pharma, Inc.	46,031
700	Bridgestone Corp.	22,002
2,000	Brother Industries Ltd.	31,574
300	Canon, Inc.	4,965
100	Chugai Pharmaceutical Co., Ltd.	4,468
100	Dai Nippon Printing Co., Ltd.	2,015
2,700	Daiwa Securities Group, Inc.	11,275
100	Eisai Co., Ltd.	9,082
300	Fujitsu Ltd.	40,766
1,300	Haseko Corp.	17,000
300	Hitachi Ltd.	10,072
1,000	Honda Motor Co., Ltd.	23,439
100	Hoya Corp.	11,239
1,400	ITOCHU Corp.	35,620
2,800	K’s Holdings Corp.	37,676
600	Kajima Corp.	7,175
1,600	KDDI Corp.	40,269
2,600	Kyushu Financial Group, Inc.	12,146
10,000	Mebuki Financial Group, Inc.	22,553
100	MEIJI Holdings Co., Ltd.	7,619
1,400	Mitsubishi Electric Corp.	18,858
400	NEC Corp.	23,273
300	Nippon Gas Co., Ltd.	15,152
1,300	Nippon Telegraph & Telephone Corp.	26,485
1,100	NTT DOCOMO, Inc.	40,496
500	Olympus Corp.	10,338
300	ORIX Corp.	3,710

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Japan - 15.2% - (continued)
700	Osaka Gas Co., Ltd.	$13,598
2,500	Panasonic Corp.	21,056
100	Sawai Pharmaceutical Co., Ltd.	5,032
700	Sekisui House Ltd.	12,321
800	Seven & i Holdings Co., Ltd.	24,638
100	Shimamura Co., Ltd.	9,694
800	Shimizu Corp.	5,981
1,100	Subaru Corp.	21,181
400	Sumitomo Electric Industries Ltd.	4,469
300	Taisei Corp.	10,092
100	Toho Gas Co., Ltd.	4,946
400	Tokio Marine Holdings, Inc.	17,436
700	Tokyo Gas Co., Ltd.	15,959
100	Toppan Printing Co., Ltd.	1,401
200	Yamaha Motor Co., Ltd.	2,884

		717,374

	Luxembourg - 0.1%
160	RTL Group S.A.*	6,308

	Malaysia - 2.6%
28,400	BerMaz Auto Bhd	9,431
18,300	CIMB Group Holdings Bhd	13,564
10,200	DiGi.Com Bhd	9,892
3,900	KLCCP Stapled Group	7,245
16,100	Malayan Banking Bhd	27,973
3,100	Petronas Dagangan Bhd	14,726
1,800	Petronas Gas Bhd	7,113
24,600	RHB Bank Bhd	27,054
2,900	TIME dotCom Bhd	8,374

		125,372

	Mexico - 0.6%
4,000	America Movil S.A.B. de C.V. Class L	2,502
5,900	Coca-Cola Femsa S.A.B. de C.V.	23,957
90	Gruma S.A.B. de C.V. Class B	998

		27,457

	Netherlands - 1.8%
1,624	Koninklijke Ahold Delhaize N.V.	48,086
54	Koninklijke DSM N.V.	8,903
465	NN Group N.V.	17,476
858	Royal Dutch Shell plc Class A	10,692

		85,157

	New Zealand - 2.1%
1,010	EBOS Group Ltd.	16,317
1,977	Fisher & Paykel Healthcare Corp. Ltd. Class C	43,477
12,337	Spark New Zealand Ltd.*	38,111

		97,905

	Norway - 1.4%
71	Austevoll Seafood ASA	590
281	Equinor ASA	3,988
5,043	Europris ASA(1)	25,871
1,903	Orkla ASA	19,196
1,246	Veidekke ASA*	16,033

		65,678

	Philippines - 2.0%
4,200	First Gen Corp.	2,023
720	Globe Telecom, Inc.	30,891
2,940	Manila Electric Co.	16,434
1,040	Metropolitan Bank & Trust Co.	820
1,565	PLDT, Inc.	43,225

		93,393

The accompanying notes are an integral part of these financial statements.

21

Hartford Multifactor Diversified International ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Poland - 0.7%
813	Asseco Poland S.A.	$14,614
580	Jastrzebska Spolka Weglowa S.A.	3,848
1,067	Polski Koncern Naftowy ORLEN S.A.	12,653
274	Powszechny Zaklad Ubezpieczen S.A.*	1,757

		32,872

	Singapore - 0.4%
1,900	Oversea-Chinese Banking Corp. Ltd.	11,719
500	Venture Corp. Ltd.	7,047

		18,766

	South Africa - 0.4%
574	AngloGold Ashanti Ltd.	14,904
191	Kumba Iron Ore Ltd.	5,676

		20,580

	South Korea - 6.4%
42	Binggrae Co., Ltd.	2,119
107	Chongkundang Holdings Corp.	9,744
84	CJ Corp.	5,832
384	Daesang Corp.	8,537
1,987	Daesang Holdings Co., Ltd.	16,956
1,195	DongKook Pharmaceutical Co., Ltd.	27,946
143	DoubleUGames Co., Ltd.	9,109
174	GS Home Shopping, Inc.	19,163
673	Handsome Co., Ltd.	17,408
138	Huons Co., Ltd.	7,328
196	Hyundai Home Shopping Network Corp.	11,949
343	Hyundai Marine & Fire Insurance Co., Ltd.	6,555
453	KEPCO Plant Service & Engineering Co., Ltd.	10,478
158	Kia Motors Corp.	6,336
1,518	Korea Information & Communications Co., Ltd.*	11,189
2,311	Korean Reinsurance Co.	14,722
1,665	Kyungdong Pharm Co., Ltd.	17,654
3,485	LG Uplus Corp.	34,269
18	NongShim Co., Ltd.	4,833
159	S-1 Corp.	11,896
702	Samsung Electronics Co., Ltd.	34,935
11	SK Holdings Co., Ltd.	1,867
213	Spigen Korea Co., Ltd.	12,512
23	Woongjin Coway Co., Ltd.	1,559

		304,896

	Spain - 0.3%
1,045	Iberdrola S.A.	12,879

	Sweden - 4.2%
218	Axfood AB	5,003
230	Holmen AB Class B	8,558
195	ICA Gruppen AB(2)	9,920
1,245	Industrivarden AB Class A*	33,775
746	Investor AB Class B	48,928
660	Kinnevik AB Class B	26,890
1,041	L E Lundbergforetagen AB Class B*	51,666
341	Securitas AB Class B*	5,229
415	Volvo AB Class B*	8,024

		197,993

	Switzerland - 3.2%
636	Credit Suisse Group AG	6,399
106	Kuehne + Nagel International AG	20,687
40	Nestle S.A.	4,760
140	Roche Holding AG	48,023
37	Swiss Life Holding AG*	14,035
52	Swisscom AG	27,654

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Switzerland - 3.2% - (continued)
1,120	UBS Group AG	$12,556
45	Zurich Insurance Group AG	15,708

		149,822

	Taiwan - 6.6%
3,000	Asustek Computer, Inc.	26,258
7,000	Chicony Electronics Co., Ltd.	20,327
1,000	China Development Financial Holding Corp.	294
2,000	ChipMOS Technologies, Inc.	1,972
1,000	Chunghwa Telecom Co., Ltd.	3,694
10,000	Compal Electronics, Inc.	6,578
1,000	Far EasTone Telecommunications Co., Ltd.	2,106
2,000	Foxconn Technology Co., Ltd.	3,556
1,000	Getac Technology Corp.	1,576
4,000	Great Wall Enterprise Co., Ltd.	5,835
12,800	Hon Hai Precision Industry Co., Ltd.	34,208
13,000	Lite-On Technology Corp.	20,693
16,000	Pegatron Corp.	35,246
24,000	Pou Chen Corp.	21,670
2,000	Powertech Technology, Inc.	5,959
6,000	Radiant Opto-Electronics Corp.	22,892
7,000	Sigurd Microelectronics Corp.	9,124
55	Silicon Motion Technology Corp. ADR	2,078
3,000	Synnex Technology International Corp.	4,278
4,000	Systex Corp.	11,367
5,000	Tripod Technology Corp.	18,990
2,000	United Integrated Services Co., Ltd.	13,466
19,000	Wistron Corp.	19,550
5,000	Zhen Ding Technology Holding Ltd.	21,753

		313,470

	Thailand - 2.6%
3,300	Advanced Info Service PCL NVDR	17,808
3,400	Bangkok Bank PCL NVDR	10,301
9,100	Charoen Pokphand Foods PCL NVDR	8,041
203,500	Jasmine International PCL NVDR	18,239
49,400	Krung Thai Bank PCL NVDR	13,797
3,500	MK Restaurants Group plc NVDR	5,053
8,200	PTT PCL NVDR	8,281
1,004	Siam Cement PCL NVDR	10,202
12,100	Siam Makro PCL NVDR	16,420
8,500	Tipco Asphalt PCL NVDR	4,077
22,200	United Paper PCL NVDR	10,089

		122,308

	Turkey - 2.7%
4,670	AG Anadolu Grubu Holding AS*	11,463
1,282	Alkim Alkali Kimya AS	2,300
75,969	Dogan Sirketler Grubu Holding AS	23,370
23,074	Haci Omer Sabanci Holding AS	24,918
20,039	Halk Gayrimenkul Yatirim Ortakligi AS REIT	6,216
8,648	Is Yatirim Menkul Degerler AS Class A	10,507
21,163	Koza Anadolu Metal Madencilik Isletmeleri AS*	34,722
1,295	Tekfen Holding AS	2,491
3,675	Tofas Turk Otomobil Fabrikasi AS	11,734

		127,721

	United Kingdom - 6.9%
394	Admiral Group plc	13,299
135	Anglo American plc	3,274
239	Ashtead Group plc	8,651
113	AstraZeneca plc	12,354
2,823	BAE Systems plc	17,591
210	Ferguson plc	21,209
1,592	GlaxoSmithKline plc	29,884
651	Hikma Pharmaceuticals plc	21,831

The accompanying notes are an integral part of these financial statements.

22

Hartford Multifactor Diversified International ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	United Kingdom - 6.9% - (continued)
475	Howden Joinery Group plc	$3,627
42	HSBC Holdings plc	164
2,111	IG Group Holdings plc	21,601
371	Kingfisher plc	1,423
3,908	Legal & General Group plc	9,516
669	Mondi plc	14,180
929	National Grid plc	10,687
588	RELX plc	13,120
712	Rio Tinto plc	42,853
757	Segro plc REIT	9,125
369	Spectris plc	11,626
548	Standard Chartered plc*	2,523
567	Unilever N.V.	34,242
10,017	WM Morrison Supermarkets plc	22,034

		324,814

	Total Common Stocks (cost $4,681,570)	$4,671,639

PREFERRED STOCKS - 0.7%
	Brazil - 0.6%
6,300	Itausa - Investimentos Itau S.A.	$9,836
2,100	Telefonica Brasil S.A.	16,177

		26,013

	Chile - 0.1%
2,778	Embotelladora Andina S.A. Class B	6,118

	Total Preferred Stocks (cost $47,343)	$32,131

	Total Long-Term Investments (cost $4,728,913)	$4,703,770

SHORT-TERM INVESTMENTS - 0.2%
	Securities Lending Collateral - 0.2%
9,873	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.03%(3)	$9,873
96	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	96

		9,969

	Total Short-Term Investments (cost $9,969)	$9,969

Total Investments (cost $4,738,882)	99.7%	$4,713,739
Other Assets and Liabilities	0.3%	14,688

Total Net Assets	100.0%	$4,728,427

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2020, the aggregate value of these securities was $37,720, representing 0.8% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

23

Hartford Multifactor Diversified International ETF

Schedule of Investments – (continued)

September 30, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$301,160	$301,160	$—	$—
Austria	22,114	22,114	—	—
Belgium	78,549	78,549	—	—
Canada	227,767	227,767	—	—
Chile	13,827	13,827	—	—
China	310,765	310,765	—	—
Denmark	75,114	75,114	—	—
Finland	21,357	21,357	—	—
France	158,967	158,967	—	—
Germany	133,525	133,525	—	—
Hong Kong	164,778	164,778	—	—
India	17,320	17,320	—	—
Indonesia	111,608	111,608	—	—
Israel	107,784	107,784	—	—
Italy	82,239	82,239	—	—
Japan	717,374	717,374	—	—
Luxembourg	6,308	6,308	—	—
Malaysia	125,372	125,372	—	—
Mexico	27,457	27,457	—	—
Netherlands	85,157	85,157	—	—
New Zealand	97,905	97,905	—	—
Norway	65,678	65,678	—	—
Philippines	93,393	93,393	—	—
Poland	32,872	32,872	—	—
Singapore	18,766	18,766	—	—
South Africa	20,580	20,580	—	—
South Korea	304,896	304,896	—	—
Spain	12,879	12,879	—	—
Sweden	197,993	197,993	—	—
Switzerland	149,822	149,822	—	—
Taiwan	313,470	313,470	—	—
Thailand	122,308	122,308	—	—
Turkey	127,721	127,721	—	—
United Kingdom	324,814	324,814	—	—
Preferred Stocks	32,131	32,131	—	—
Short-Term Investments	9,969	9,969	—	—

Total	$4,713,739	$4,713,739	$—	$—

(1)	For the year ended September 30, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

24

Hartford Multifactor Emerging Markets ETF

Schedule of Investments

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Brazil - 1.9%
8,500	B2W Cia Digital*	$135,694
12,100	B3 S.A. - Brasil Bolsa Balcao	118,092
8,453	Banco do Brasil S.A.	44,421
15,067	BB Seguridade Participacoes S.A.	64,877
10,800	Equatorial Energia S.A.	40,583
3,800	JBS S.A.	13,935
6,200	Lojas Americanas S.A.	31,229
3,200	Magazine Luiza S.A.	50,642
36,417	TIM Participacoes S.A.	84,381
8,719	Transmissora Alianca de Energia Eletrica S.A.	43,251
16,722	Vale S.A.	175,365

		802,470

	Chile - 2.3%
2,622,939	Banco de Chile	199,595
3,219,882	Banco Santander Chile	111,577
1,484	Cia Cervecerias Unidas S.A.	9,551
690,437	Colbun S.A.	111,214
13,013	Empresa Nacional de Telecomunicaciones S.A.	80,739
10,352	Empresas COPEC S.A.	77,369
2,208,320	Enel Americas S.A.	285,914
44,105	SACI Falabella	128,762

		1,004,721

	China - 21.6%
727,000	Agricultural Bank of China Ltd. Class H	227,012
8,000	Alibaba Group Holding Ltd.*	284,490
11,000	ANTA Sports Products Ltd.	113,690
1,350,000	Bank of China Ltd. Class H	418,064
850,000	Bank of Communications Co., Ltd. Class H	408,000
3,500	BYD Co., Ltd. Class H	54,826
15,000	China Communications Construction Co., Ltd. Class H	7,839
11,000	China Conch Venture Holdings Ltd.	50,955
621,000	China Construction Bank Corp. Class H	402,248
671,000	China Everbright Bank Co., Ltd. Class H	211,257
4,400	China International Capital Corp. Ltd. Class H*(1)	10,140
61,000	China Life Insurance Co., Ltd. Class H	136,483
4,000	China Mengniu Dairy Co., Ltd.*	18,735
26,500	China Merchants Bank Co., Ltd. Class H	124,977
621,500	China Minsheng Banking Corp. Ltd. Class H	325,586
150,000	China National Building Material Co., Ltd. Class H	189,290
8,800	China Pacific Insurance Group Co., Ltd. Class H	24,867
386,000	China Petroleum & Chemical Corp. Class H	154,898
61,500	China Railway Construction Corp. Ltd. Class H	42,296
155,000	China Railway Group Ltd. Class H	72,800
642,000	China Telecom Corp. Ltd. Class H	192,186
8,100	China Vanke Co., Ltd. Class H	24,718
88,000	CNOOC Ltd.	84,594
71,071	Country Garden Holdings Co., Ltd.	86,936
48,400	CSPC Pharmaceutical Group Ltd.	93,677
6,000	ENN Energy Holdings Ltd.	65,342
50,000	Fosun International Ltd.	58,065
23,000	Geely Automobile Holdings Ltd.	45,703
352,000	Great Wall Motor Co., Ltd. Class H	446,472
88,000	Guangzhou Automobile Group Co., Ltd. Class H	73,239
650,000	Industrial & Commercial Bank of China Ltd. Class H	337,161
3,959	JD.com, Inc. ADR*	307,258
84	JOYY, Inc.	6,776
198,000	Lenovo Group Ltd.	130,552
31,000	Li Ning Co., Ltd.	144,000
16,500	Longfor Properties Co., Ltd.(1)	92,613
361	NetEase, Inc. ADR	164,136
170	New Oriental Education & Technology Group, Inc. ADR*	25,415
550,000	People’s Insurance Co., Group of China Ltd. Class H	162,516

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	China - 21.6% - (continued)
326,000	PetroChina Co., Ltd. Class H	$95,486
240,000	PICC Property & Casualty Co., Ltd. Class H	166,916
41,000	Ping An Insurance Group Co., of China Ltd. Class H	420,581
536,000	Postal Savings Bank of China Co., Ltd. Class H(1)	224,774
183,000	Powerlong Real Estate Holdings Ltd.	137,191
2,500	Semiconductor Manufacturing International Corp.*	5,845
44,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	87,659
47,200	Sinopharm Group Co., Ltd. Class H	99,029
1,780	TAL Education Group ADR*	135,351
3,700	Tencent Holdings Ltd.	244,200
67,000	Times China Holdings, Ltd.	92,676
42,000	Tingyi Cayman Islands Holding Corp.	74,028
18,000	Tsingtao Brewery Co., Ltd. Class H	146,439
25,472	Vipshop Holdings Ltd. ADR*	398,382
206,000	Weichai Power Co., Ltd. Class H	412,532
36,000	Xinyi Solar Holdings Ltd.	57,043
3,128	Yum China Holdings, Inc.	165,628
46,000	Zhongsheng Group Holdings Ltd.	286,981
7,745	ZTO Express Cayman, Inc. ADR	231,730

		9,302,283

	Colombia - 0.3%
216,878	Grupo Energia Bogota S.A. ESP	137,857

	Hong Kong - 2.9%
12,500	China Mobile Ltd.	79,758
29,500	China Overseas Land & Investment Ltd.	73,845
224,000	China Resources Cement Holdings Ltd.	305,796
12,000	China Resources Gas Group Ltd.	53,574
77,000	Haier Electronics Group Co., Ltd.	278,194
62,000	Hopson Development Holdings Ltd.	146,240
16,500	Shimao Group Holdings Ltd.	68,129
37,750	Sino Biopharmaceutical Ltd.	41,111
205,000	Sun Art Retail Group Ltd.	226,161

		1,272,808

	India - 4.3%
5,760	Dr. Reddy’s Laboratories Ltd. ADR	400,666
4,572	HDFC Bank Ltd. ADR*	228,417
11,166	ICICI Bank Ltd. ADR*	109,762
30,935	Infosys Ltd. ADR	427,212
7,552	Reliance Industries Ltd. GDR(1)	459,162
576	State Bank of India GDR*	14,630
8,183	Vedanta Ltd. ADR	60,472
12,681	Wipro Ltd. ADR	59,601
1,428	WNS Holdings Ltd. ADR*	91,335

		1,851,257

	Indonesia - 3.7%
741,100	Astra International Tbk PT	222,131
181,300	Bank Mandiri Persero Tbk PT	60,433
1,480,500	Bank Permata Tbk PT*	115,415
348,000	Bank Rakyat Indonesia Persero Tbk PT	71,097
4,532,000	Buana Lintas Lautan Tbk PT*	91,371
794,000	Bukit Asam Tbk PT	105,120
185,500	Indofood Sukses Makmur Tbk PT	89,135
1,000,500	Merdeka Copper Gold Tbk PT*	108,589
2,281,100	Mitra Adiperkasa Tbk PT*	87,381
4,328,700	Sarana Menara Nusantara Tbk PT	301,089
1,255,900	Telekomunikasi Indonesia Persero Tbk PT	216,069
97,700	Unilever Indonesia Tbk PT	53,183
57,500	United Tractors Tbk PT	88,105

		1,609,118

	Malaysia - 4.4%
75,200	Axis Real Estate Investment Trust REIT	39,088

The accompanying notes are an integral part of these financial statements.

25

Hartford Multifactor Emerging Markets ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Malaysia - 4.4% - (continued)
38,400	BerMaz Auto Bhd	$12,752
230,600	CIMB Group Holdings Bhd	170,918
216,900	DiGi.Com Bhd	210,349
36,300	Hartalega Holdings Bhd	141,514
65,500	KLCCP Stapled Group	121,685
185,100	Malayan Banking Bhd	321,603
56,300	MISC Bhd	101,612
92,600	Petronas Chemicals Group Bhd	125,012
14,300	Petronas Dagangan Bhd	67,930
51,400	Petronas Gas Bhd	203,101
63,400	RHB Bank Bhd	69,724
28,700	Supermax Corp. Bhd*	58,153
53,200	Tenaga Nasional Bhd	134,424
34,400	TIME dotCom Bhd	99,338
11,900	Top Glove Corp. Bhd	23,769

		1,900,972

	Mexico - 4.2%
619,124	America Movil S.A.B. de C.V. Class L	387,307
5,900	Arca Continental S.A.B. de C.V.	25,473
67,118	Coca-Cola Femsa S.A.B. de C.V.	272,537
30,300	El Puerto de Liverpool S.A.B. de C.V. Class C1	85,647
26,292	Fomento Economico Mexicano S.A.B. de C.V.	147,921
19,960	Gruma S.A.B. de C.V. Class B	221,248
67,200	Grupo Bimbo S.A.B. de C.V. Class A	125,233
3,963	Grupo Elektra S.A.B. de C.V.	215,601
16,158	Grupo Financiero Banorte S.A.B. de C.V. Class O*	55,913
110,282	Wal-Mart de Mexico S.A.B. de C.V.	264,318

		1,801,198

	Philippines - 2.9%
10,015	Ayala Corp.	142,334
21,710	Bank of the Philippine Islands	28,660
46,270	BDO Unibank, Inc.	82,318
21,200	First Gen Corp.	10,211
6,610	Globe Telecom, Inc.	283,597
54,310	JG Summit Holdings, Inc.	67,440
20,530	Manila Electric Co.	114,761
12,830	PLDT, Inc.	354,360
8,155	SM Investments Corp.	148,028

		1,231,709

	Poland - 2.8%
7,529	Asseco Poland S.A.	135,338
1,620	Bank Polska Kasa Opieki S.A.*	21,084
1,079	Budimex S.A.	68,373
415	CD Projekt S.A.*	44,910
3,120	Dino Polska S.A.*(1)	183,826
1,529	KGHM Polska Miedz S.A.*	46,665
4,593	LiveChat Software S.A.	107,984
18	LPP S.A.*	30,587
20,946	Polski Koncern Naftowy ORLEN S.A.	248,393
7,871	Powszechna Kasa Oszczednosci Bank Polski S.A.*	43,179
31,662	Powszechny Zaklad Ubezpieczen S.A.*	203,008
105,976	Tauron Polska Energia S.A.*	60,192
1,615	X-Trade Brokers Dom Maklerski S.A.(1)	6,474

		1,200,013

	Russia - 2.8%
5,585	Gazprom Neft PJSC ADR	105,333
41,293	Gazprom PJSC ADR	179,790
4,350	LUKOIL PJSC ADR	251,778
10,316	MMC Norilsk Nickel PJSC ADR	249,131
8,327	Mobile TeleSystems PJSC ADR	72,694
1,667	Polyus PJSC GDR	175,702
11,879	Sberbank of Russia PJSC ADR*	138,806
366	Severstal PAO GDR	4,652

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Russia - 2.8% - (continued)
2,021	Surgutneftegas PJSC ADR	$8,929

		1,186,815

	South Africa - 3.0%
7,405	Absa Group Ltd.	39,653
14,964	AngloGold Ashanti Ltd.	388,544
34,519	Gold Fields Ltd.	420,685
7,803	Kumba Iron Ore Ltd.	231,863
406	Naspers Ltd. Class N	72,048
2,504	Shoprite Holdings Ltd.	20,514
18,358	Vodacom Group Ltd.	135,671

		1,308,978

	South Korea - 14.7%
1,349	Binggrae Co., Ltd.	68,056
1,410	Boryung Pharmaceutical Co., Ltd.	18,687
621	Chongkundang Holdings Corp.	56,551
827	CJ Corp.	57,420
360	Com2uSCorp	35,277
3,261	Daesang Corp.	72,498
16,021	Daesang Holdings Co., Ltd.	136,716
5,956	Danawa Co., Ltd.	156,603
954	DB Insurance Co., Ltd.	36,871
11,060	DongKook Pharmaceutical Co., Ltd.	258,650
3,277	Doosan Infracore Co., Ltd.*	24,574
4,914	DoubleUGames Co., Ltd.	313,034
1,961	F&F Co., Ltd.	149,401
1,644	GS Home Shopping, Inc.	181,058
3,357	Hancom, Inc.*	54,252
10,317	Handsome Co., Ltd.	266,857
1,856	Hankook Tire & Technology Co., Ltd.	49,991
206	Hansol Chemical Co., Ltd.	26,333
954	Hanssem Co., Ltd.	87,283
967	Hite Jinro Co., Ltd.	29,973
678	Huons Co., Ltd.	36,002
7,974	HyosungITX Co., Ltd.	175,912
2,852	Hyundai Home Shopping Network Corp.	173,876
1,756	Hyundai Livart Furniture Co., Ltd.	23,874
7,465	Hyundai Marine & Fire Insurance Co., Ltd.	142,662
388	Hyundai Motor Co.	59,220
3,343	JB Financial Group Co., Ltd.	12,920
2,037	KC Co., Ltd.	41,541
757	KEPCO Plant Service & Engineering Co., Ltd.	17,509
5,524	Kginicis Co., Ltd.	96,357
3,188	Kia Motors Corp.	127,847
707	KoMiCo Ltd.	23,033
30,231	Korea Information & Communications Co., Ltd.*	222,823
21,240	Korean Reinsurance Co.	135,304
364	KT&G Corp.	25,646
14,066	Kyungdong Pharm Co., Ltd.	149,139
181	LG Chem Ltd.	101,218
1,982	LG Electronics, Inc.	155,408
29,678	LG Uplus Corp.	291,832
3,000	Mcnex Co., Ltd.	93,501
946	NAVER Corp.	239,837
36	NCSoft Corp.	24,811
2,500	Neowiz*	54,938
149	NHN Corp.*	9,479
568	NongShim Co., Ltd.	152,503
772	Orion Corp/Republic of Korea	86,475
303	Protec Co., Ltd.	7,332
1,302	S&T Motiv Co., Ltd.	56,555
1,897	S-1 Corp.	141,930
257	Samsung Electro-Mechanics Co., Ltd.	30,545
9,809	Samsung Electronics Co., Ltd.	488,143
170	Samsung SDI Co., Ltd.	63,014

The accompanying notes are an integral part of these financial statements.

26

Hartford Multifactor Emerging Markets ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	South Korea - 14.7% - (continued)
18,370	Shinsung Tongsang Co., Ltd.*	$25,682
500	SK Discovery Co., Ltd.	27,319
612	SK Holdings Co., Ltd.	103,875
3,372	SK Hynix, Inc.	242,196
405	SK Telecom Co., Ltd.	82,420
2,831	Spigen Korea Co., Ltd.	166,302
142	Suheung Co., Ltd.	6,872
1,918	Woongjin Coway Co., Ltd.	130,053

		6,325,990

	Taiwan - 16.1%
11,000	Accton Technology Corp.	84,507
29,000	Asustek Computer, Inc.	253,833
16,000	Cathay Financial Holding Co., Ltd.	21,324
42,000	Cheng Loong Corp.	45,753
37,000	Cheng Uei Precision Industry Co., Ltd.	52,251
84,431	Chicony Electronics Co., Ltd.	245,171
315,000	China Development Financial Holding Corp.	92,558
5,000	Chipbond Technology Corp.	10,945
91,000	ChipMOS Technologies, Inc.	89,705
95,000	Chunghwa Telecom Co., Ltd.	350,977
10,000	Cleanaway Co., Ltd.	54,382
278,000	Compal Electronics, Inc.	182,857
41,000	Delta Electronics, Inc.	267,558
39,000	Dynapack International Technology Corp.	107,997
23,000	Far EasTone Telecommunications Co., Ltd.	48,443
3,000	FLEXium Interconnect, Inc.	12,585
22,301	Foxconn Technology Co., Ltd.	39,655
39,000	Getac Technology Corp.	61,472
4,000	Global Mixed Mode Technology, Inc.	20,993
19,000	Great Wall Enterprise Co., Ltd.	27,717
39,000	Greatek Electronics, Inc.	66,118
164,224	Hon Hai Precision Industry Co., Ltd.	438,883
11,240	Innodisk Corp.	61,513
148,000	Inventec Corp.	114,723
52,000	ITE Technology, Inc.	124,605
9,000	King Yuan Electronics Co., Ltd.	9,478
165,245	Lite-On Technology Corp.	263,027
1,000	Lotes Co., Ltd.	15,917
11,000	MediaTek, Inc.	230,543
3,000	Micro-Star International Co., Ltd.	13,777
5,000	momo.com, Inc.	121,366
14,000	Novatek Microelectronics Corp.	128,341
157,000	Pegatron Corp.	345,853
212,000	Pou Chen Corp.	191,416
44,000	Powertech Technology, Inc.	131,110
6,000	Poya International Co., Ltd.	114,564
3,000	President Chain Store Corp.	27,243
7,000	Primax Electronics Ltd.	10,333
16,000	Quanta Computer, Inc.	41,765
51,000	Radiant Opto-Electronics Corp.	194,583
28,000	Shin Kong Financial Holding Co., Ltd.	7,773
116,534	Sigurd Microelectronics Corp.	151,894
13,000	Simplo Technology Co., Ltd.	134,435
70,832	SinoPac Financial Holdings Co., Ltd.	26,536
142,000	Synnex Technology International Corp.	202,493
65,000	Systex Corp.	184,708
1,884	Taichung Commercial Bank Co., Ltd.	696
6,000	Taiwan Mobile Co., Ltd.	20,012
19,000	Taiwan Semiconductor Manufacturing Co., Ltd.	284,062
24,000	Topco Scientific Co., Ltd.	94,469
53,000	Tripod Technology Corp.	201,298
8,000	TXC Corp.	19,943
19,000	United Integrated Services Co., Ltd.	127,926
178,000	United Microelectronics Corp.	175,468
250,686	Wistron Corp.	257,939

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Taiwan - 16.1% - (continued)
13,000	Yulon Nissan Motor Co., Ltd.	$109,523
48,000	Zhen Ding Technology Holding Ltd.	208,825

		6,923,841

	Thailand - 4.6%
58,160	Advanced Info Service PCL NVDR	313,857
22,400	Bangkok Bank PCL NVDR	67,863
184,500	Bangkok Dusit Medical Services PCL NVDR	112,956
249,000	Charoen Pokphand Foods PCL NVDR	220,024
6,600	Com7 PCL NVDR	8,227
42,700	CP ALL PCL NVDR*	81,189
59,800	Home Product Center PCL NVDR	27,175
43,200	Intouch Holdings PCL NVDR	69,870
925,900	Jasmine International PCL NVDR	82,984
279,100	Krung Thai Bank PCL NVDR	77,950
53,400	MK Restaurants Group plc NVDR	77,098
45,400	PTT Exploration & Production PCL NVDR	113,187
208,700	PTT PCL NVDR	210,758
20,400	Siam Cement PCL NVDR	207,299
111,900	Siam Makro PCL NVDR	151,849
43,100	Sri Trang Agro-Industry PCL NVDR*	36,044
99,200	Tipco Asphalt PCL NVDR	47,585
204,200	United Paper PCL NVDR	92,796

		1,998,711

	Turkey - 4.2%
23,124	AG Anadolu Grubu Holding AS*	56,758
111,236	Aksa Enerji Uretim AS*	90,385
12,272	Aksigorta AS	12,345
76,006	Alkim Alkali Kimya AS	136,343
5,847	BIM Birlesik Magazalar A.S.	52,822
417,104	Dogan Sirketler Grubu Holding AS	128,312
115,076	Enka Insaat ve Sanayi AS	105,156
147,428	Haci Omer Sabanci Holding AS	159,213
481,806	Halk Gayrimenkul Yatirim Ortakligi AS REIT	149,467
199,940	Is Yatirim Menkul Degerler AS Class A	242,913
149,526	Koza Anadolu Metal Madencilik Isletmeleri AS*	245,324
73,394	Tofas Turk Otomobil Fabrikasi AS	234,353
32,350	Turk Telekomunikasyon AS	29,981
42,117	Vestel Beyaz Esya Sanayi ve Ticaret AS	153,289

		1,796,661

	Total Common Stocks (cost $41,884,589)	$41,655,402

PREFERRED STOCKS - 2.7%
	Brazil - 2.4%
49,354	Banco Bradesco S.A.	$169,958
3,828	Cia de Transmissao de Energia Eletrica Paulista	14,799
1,542	Cia Paranaense de Energia	16,965
67,978	Itau Unibanco Holding S.A.	271,360
226,583	Itausa - Investimentos Itau S.A.	353,756
26,903	Telefonica Brasil S.A.	207,245

		1,034,083

	Chile - 0.3%
49,786	Embotelladora Andina S.A. Class B	109,642
1,348	Sociedad Quimica y Minera de Chile S.A. Series B	43,632

		153,274

	Total Preferred Stocks (cost $1,457,903)	$1,187,357

	Total Long-Term Investments (cost $43,342,492)	$42,842,759

The accompanying notes are an integral part of these financial statements.

27

Hartford Multifactor Emerging Markets ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.1%
	U.S. Treasury - 0.1%
$6,000	0.08%, 02/25/2021(2)(3)	$5,997
6,000	0.12%, 02/25/2021(2)(3)	5,997
10,000	0.15%, 02/25/2021(2)(3)	9,996
6,000	0.16%, 02/25/2021(2)(3)	5,998
13,000	0.17%, 02/25/2021(2)(3)	12,995

		40,983

	Total Short-Term Investments (cost $40,976)	$40,983

Total Investments (cost $43,383,468)	99.5%	$42,883,742
Other Assets and Liabilities	0.5%	202,590

Total Net Assets	100.0%	$43,086,332

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2020, the aggregate value of these securities was $976,989, representing 2.3% of net assets.

(2)	The rate shown represents current yield to maturity.

(3)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of September 30, 2020, the market value of securities pledged was $40,983.

Futures Contracts Outstanding at September 30, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Market Index Future	4	12/18/2020	$217,700	$(5,268)

Total futures contracts				$(5,268)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

28

Hartford Multifactor Emerging Markets ETF

Schedule of Investments – (continued)

September 30, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$802,470	$802,470	$—	$—
Chile	1,004,721	1,004,721	—	—
China	9,302,283	9,302,283	—	—
Colombia	137,857	137,857	—	—
Hong Kong	1,272,808	1,272,808	—	—
India	1,851,257	1,851,257	—	—
Indonesia	1,609,118	1,609,118	—	—
Malaysia	1,900,972	1,900,972	—	—
Mexico	1,801,198	1,801,198	—	—
Philippines	1,231,709	1,231,709	—	—
Poland	1,200,013	1,200,013	—	—
Russia	1,186,815	1,186,815	—	—
South Africa	1,308,978	1,308,978	—	—
South Korea	6,325,990	6,325,990	—	—
Taiwan	6,923,841	6,923,841	—	—
Thailand	1,998,711	1,998,711	—	—
Turkey	1,796,661	1,796,661	—	—
Preferred Stocks	1,187,357	1,187,357	—	—
Short-Term Investments	40,983	—	40,983	—

Total	$42,883,742	$42,842,759	$40,983	$—

Liabilities
Futures Contracts(2)	$(5,268)	$(5,268)	$—	$—

Total	$(5,268)	$(5,268)	$—	$—

(1)	For the year ended September 30, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

29

Hartford Multifactor Small Cap ETF

Schedule of Investments

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Automobiles & Components - 0.2%
717	Stoneridge, Inc.*	$13,171

	Banks - 6.3%
3,256	Bancorp, Inc.*	28,132
80	BancorpSouth Bank	1,550
1,039	Bank OZK	22,151
278	Berkshire Hills Bancorp, Inc.	2,811
595	Capitol Federal Financial, Inc.	5,513
240	Cathay General Bancorp	5,203
380	Central Pacific Financial Corp.	5,157
122	City Holding Co.	7,028
133	Community Trust Bancorp, Inc.	3,759
792	CVB Financial Corp.	13,171
161	Farmers National Banc Corp.	1,758
3,881	First BanCorp	20,259
300	First Busey Corp.	4,767
692	First Community Bankshares, Inc.	12,491
402	First Financial Corp.	12,623
586	First Hawaiian, Inc.	8,479
1,824	First Interstate BancSystem, Inc. Class A	58,094
136	First Merchants Corp.	3,150
172	Fulton Financial Corp.	1,605
43	Great Southern Bancorp, Inc.	1,557
243	Heartland Financial USA, Inc.	7,289
538	Heritage Commerce Corp.	3,580
391	Heritage Financial Corp.	7,190
472	Hilltop Holdings, Inc.	9,714
271	HomeStreet, Inc.	6,981
2,355	Hope Bancorp, Inc.	17,863
644	Independent Bank Corp.	9,529
207	Lakeland Financial Corp.	8,528
340	Meridian Bancorp, Inc.	3,519
135	Midland States Bancorp, Inc.	1,735
402	Mr Cooper Group, Inc.*	8,973
182	NBT Bancorp, Inc.	4,881
416	Nicolet Bankshares, Inc.*	22,718
1,127	Northwest Bancshares, Inc.	10,368
1,407	Old National Bancorp	17,672
62	Park National Corp.	5,082
88	Peoples Bancorp, Inc.	1,680
168	Preferred Bank	5,396
86	QCR Holdings, Inc.	2,357
246	Renasant Corp.	5,589
228	S&T Bancorp, Inc.	4,033
69	ServisFirst Bancshares, Inc.	2,348
640	Simmons First National Corp. Class A	10,147
91	Stock Yards Bancorp, Inc.	3,098
298	Towne Bank	4,887
266	TriCo Bancshares	6,514
2,131	TrustCo Bank Corp.	11,124
844	Trustmark Corp.	18,070
45	UMB Financial Corp.	2,205
215	Univest Financial Corp.	3,090
394	Walker & Dunlop, Inc.	20,882
108	Washington Federal, Inc.	2,253
75	Washington Trust Bancorp, Inc.	2,299
1,047	Waterstone Financial, Inc.	16,218

		487,070

	Capital Goods - 7.4%
114	Alamo Group, Inc.	12,315
1,320	Alpha Pro Tech Ltd.*	19,510
122	Ameresco, Inc. Class A*	4,075
381	Applied Industrial Technologies, Inc.	20,993
1,218	Atkore International Group, Inc.*	27,685
299	Blue Bird Corp.*	3,636

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Capital Goods - 7.4% - (continued)
1,960	BMC Stock Holdings, Inc.*	$83,947
1,485	Builders FirstSource, Inc.*	48,441
443	Comfort Systems USA, Inc.	22,819
560	Federal Signal Corp.	16,380
210	Foundation Building Materials, Inc.*	3,301
1,864	GMS, Inc.*	44,922
2,213	Great Lakes Dredge & Dock Corp.*	21,046
535	IES Holdings, Inc.*	16,997
124	Kadant, Inc.	13,593
2,374	Meritor, Inc.*	49,712
804	Miller Industries, Inc.	24,578
1,007	MSC Industrial Direct Co., Inc. Class A	63,723
223	MYR Group, Inc.*	8,291
261	National Presto Industries, Inc.	21,365
322	Orion Energy Systems, Inc.*	2,438
449	Patrick Industries, Inc.	25,826
342	Systemax, Inc.	8,187
114	Trinity Industries, Inc.	2,223
124	Vectrus, Inc.*	4,712

		570,715

	Commercial & Professional Services - 4.3%
104	Barrett Business Services, Inc.	5,454
893	Brady Corp. Class A	35,738
206	CBIZ, Inc.*	4,711
216	Cimpress plc*	16,235
70	CRA International, Inc.	2,623
1,846	Ennis, Inc.	32,194
559	Healthcare Services Group, Inc.	12,035
471	Heidrick & Struggles International, Inc.	9,255
837	Herman Miller, Inc.	25,244
983	HNI Corp.	30,847
47	ICF International, Inc.	2,892
642	Kforce, Inc.	20,653
1,920	Kimball International, Inc. Class B	20,237
210	McGrath Rent Corp.	12,514
1,999	Resources Connection, Inc.	23,088
4,083	Steelcase, Inc. Class A	41,279
176	UniFirst Corp.	33,329

		328,328

	Consumer Durables & Apparel - 2.4%
434	Acushnet Holdings Corp.	14,587
3,131	Ethan Allen Interiors, Inc.	42,394
72	Hooker Furniture Corp.	1,860
355	Johnson Outdoors, Inc. Class A	29,071
1,222	Lakeland Industries, Inc.*(1)	24,195
293	Malibu Boats, Inc. Class A*	14,521
150	MDC Holdings, Inc.	7,065
1,245	Movado Group, Inc.	12,375
825	Smith & Wesson Brands, Inc.	12,804
249	Steven Madden Ltd.	4,855
254	Sturm Ruger & Co., Inc.	15,535
465	Vera Bradley, Inc.*	2,841

		182,103

	Consumer Services - 1.3%
1,126	American Public Education, Inc.*	31,742
906	H&R Block, Inc.	14,759
561	K12, Inc.*	14,777
2,380	Perdoceo Education Corp.*	29,131
2,490	Universal Technical Institute, Inc.*	12,649

		103,058

	Diversified Financials - 3.8%
863	Artisan Partners Asset Management, Inc. Class A	33,648
243	B. Riley Financial, Inc.	6,090

The accompanying notes are an integral part of these financial statements.

30

Hartford Multifactor Small Cap ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Diversified Financials - 3.8% - (continued)
253	Cohen & Steers, Inc.	$14,102
174	Diamond Hill Investment Group, Inc.	21,980
1,535	Donnelley Financial Solutions, Inc.*	20,508
349	Great Ajax Corp. REIT	2,893
793	Houlihan Lokey, Inc.	46,827
279	Moelis & Co. Class A	9,804
184	Oppenheimer Holdings, Inc. Class A	4,107
112	PRA Group, Inc.*	4,474
16	Regional Management Corp.*	267
366	SLM Corp.	2,961
672	StoneX Group, Inc.*	34,379
1,425	Virtu Financial, Inc. Class A	32,789
4,142	Waddell & Reed Financial, Inc. Class A	61,509

		296,338

	Energy - 4.8%
543	Arch Resources, Inc.	23,067
615	Bonanza Creek Energy, Inc.*	11,562
8,394	Clean Energy Fuels Corp.*	20,817
3,932	CNX Resources Corp.*	37,118
2,006	CVR Energy, Inc.	24,834
14,975	DHT Holdings, Inc.	77,271
266	Northern Oil and Gas, Inc.*(1)	1,527
7,103	Overseas Shipholding Group, Inc. Class A*	15,200
2,037	Renewable Energy Group, Inc.*	108,817
56	REX American Resources Corp.*	3,674
508	Sabine Royalty Trust	14,783
689	Solaris Oilfield Infrastructure, Inc. Class A	4,368
6,491	W&T Offshore, Inc.*(1)	11,684
854	World Fuel Services Corp.	18,096

		372,818

	Food & Staples Retailing - 2.2%
1,618	Ingles Markets, Inc. Class A	61,549
67	Natural Grocers by Vitamin Cottage, Inc.	661
86	PriceSmart, Inc.	5,715
995	SpartanNash Co.	16,268
178	United Natural Foods, Inc.*	2,647
945	Village Super Market, Inc. Class A	23,256
1,258	Weis Markets, Inc.	60,384

		170,480

	Food, Beverage & Tobacco - 1.9%
60	Coca-Cola Consolidated, Inc.	14,441
781	John B Sanfilippo & Son, Inc.	58,872
1	Mehadrin Ltd.*	29
224	National Beverage Corp.*	15,234
71	Pilgrim’s Pride Corp.*	1,062
370	Universal Corp.	15,496
4,627	Vector Group Ltd.	44,836

		149,970

	Health Care Equipment & Services - 10.3%
462	Addus HomeCare Corp.*	43,664
701	AMN Healthcare Services, Inc.*	40,981
7	Atrion Corp.	4,382
49	BioTelemetry, Inc.*	2,233
393	Computer Programs & Systems, Inc.	10,851
171	Corvel Corp.*	14,609
632	FONAR Corp.*	13,196
494	Hanger, Inc.*	7,815
406	HealthStream, Inc.*	8,148
821	HMS Holdings Corp.*	19,663
1,462	InfuSystem Holdings, Inc.*	18,743
1,207	Inovalon Holdings, Inc. Class A*	31,925
291	Integer Holdings Corp.*	17,172
578	Joint Corp.*	10,051

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Health Care Equipment & Services - 10.3% - (continued)
932	Lantheus Holdings, Inc.*	$11,808
166	LeMaitre Vascular, Inc.	5,400
725	Magellan Health, Inc.*	54,941
5,718	Meridian Bioscience, Inc.*	97,092
310	Merit Medical Systems, Inc.*	13,485
386	MTBC, Inc.*	3,424
385	National HealthCare Corp.	23,989
63	National Research Corp.	3,100
364	Natus Medical, Inc.*	6,235
937	NextGen Healthcare, Inc.*	11,937
148	Omnicell, Inc.*	11,050
4,435	OraSure Technologies, Inc.*	53,974
181	Orthofix Medical, Inc.*	5,636
198	Owens & Minor, Inc.	4,972
2,741	Patterson Cos., Inc.	66,072
2,189	Premier, Inc. Class A	71,865
629	R1 RCM, Inc.*	10,787
1,803	Select Medical Holdings Corp.*	37,538
127	Simulations Plus, Inc.	9,571
279	STAAR Surgical Co.*	15,780
149	Utah Medical Products, Inc.	11,901
1,359	Zynex, Inc.*	23,715

		797,705

	Household & Personal Products - 1.6%
543	Central Garden & Pet Co. Class A*	19,624
890	Nu Skin Enterprises, Inc. Class A	44,580
752	USANA Health Sciences, Inc.*	55,385

		119,589

	Insurance - 6.2%
162	American Equity Investment Life Holding Co.	3,562
598	American National Group, Inc.	40,383
512	AMERISAFE, Inc.	29,368
2,743	CNO Financial Group, Inc.	43,998
881	Employers Holdings, Inc.	26,650
338	FBL Financial Group, Inc. Class A	16,292
18,544	Genworth Financial, Inc. Class A*	62,122
652	HCI Group, Inc.	32,137
2,223	Heritage Insurance Holdings, Inc.	22,497
1,039	Horace Mann Educators Corp.	34,703
112	Investors Title Co.	14,567
1,287	Mercury General Corp.	53,243
512	National General Holdings Corp.	17,280
560	Safety Insurance Group, Inc.	38,690
762	Stewart Information Services Corp.	33,322
622	Universal Insurance Holdings, Inc.	8,609

		477,423

	Materials - 5.4%
400	Boise Cascade Co.	15,968
138	Cabot Corp.	4,972
1,869	Commercial Metals Co.	37,343
632	Domtar Corp.	16,603
1,914	FutureFuel Corp.	21,762
1,139	Greif, Inc. Class A	41,243
68	Hawkins, Inc.	3,135
558	Haynes International, Inc.	9,536
153	Innospec, Inc.	9,688
222	Kaiser Aluminum Corp.	11,897
830	Kronos Worldwide, Inc.	10,674
306	Mesabi Trust	6,493
597	Myers Industries, Inc.	7,898
2,860	Ryerson Holding Corp.*	16,388
2,544	Schnitzer Steel Industries, Inc. Class A	48,921
1,223	Schweitzer-Mauduit International, Inc.	37,167

The accompanying notes are an integral part of these financial statements.

31

Hartford Multifactor Small Cap ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Materials - 5.4% - (continued)
847	Silgan Holdings, Inc.	$31,144
157	Stepan Co.	17,113
1,647	Tredegar Corp.	24,491
415	UFP Technologies, Inc.*	17,189
723	Worthington Industries, Inc.	29,484

		419,109

	Media & Entertainment - 1.5%
1,846	AMC Networks, Inc. Class A*	45,614
1,445	John Wiley & Sons, Inc. Class A	45,821
2,096	MSG Networks, Inc. Class A*	20,059
283	Scholastic Corp.	5,940

		117,434

	Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
2,042	Amphastar Pharmaceuticals, Inc.*	38,288
1,074	Anika Therapeutics, Inc.*	38,009
220	BioSpecifics Technologies Corp.*	11,623
14,086	Catalyst Pharmaceuticals, Inc.*	41,835
2,930	Coherus Biosciences, Inc.*	53,736
6,310	Corcept Therapeutics, Inc.*	109,826
640	Eagle Pharmaceuticals, Inc.*	27,187
1,916	Innoviva, Inc.*	20,022
3,974	Ironwood Pharmaceuticals, Inc.*	35,746
738	Luminex Corp.	19,373
193	Pacira BioSciences, Inc.*	11,603
35,613	Palatin Technologies, Inc.*(1)	16,838
2,458	Phibro Animal Health Corp. Class A	42,769
772	Prestige Consumer Healthcare, Inc.*	28,116
2,116	Supernus Pharmaceuticals, Inc.*	44,097
7,742	Vanda Pharmaceuticals, Inc.*	74,788

		613,856

	Real Estate - 5.2%
1,142	Bluerock Residential Growth REIT, Inc. REIT	8,656
700	City Office, Inc. REIT	5,264
5,531	CoreCivic, Inc. REIT	44,248
319	Corporate Office Properties Trust REIT	7,567
2,304	DiamondRock Hospitality Co. REIT	11,681
1,135	Easterly Government Properties, Inc. REIT	25,435
174	eXp World Holdings, Inc.*	7,019
2,298	Farmland Partners, Inc. REIT(1)	15,305
5,016	Geo Group, Inc. REIT	56,881
267	Getty Realty Corp. REIT	6,945
1,283	Gladstone Land Corp. REIT	19,271
1,215	Independence Realty Trust, Inc. REIT	14,082
707	Investors Real Estate Trust REIT	46,075
2,770	iStar, Inc. REIT	32,714
143	Jernigan Capital, Inc. REIT	2,451
155	Kennedy-Wilson Holdings, Inc.	2,251
209	LTC Properties, Inc. REIT	7,286
357	Mack-Cali Realty Corp. REIT	4,505
1,098	Marcus & Millichap, Inc. REIT*	30,217
186	NexPoint Residential Trust, Inc. REIT	8,249
1,538	Piedmont Office Realty Trust, Inc. Class A, REIT	20,871
128	RMR Group, Inc. REIT	3,516
1,553	RPT Realty REIT	8,448
1,740	Sunstone Hotel Investors, Inc. REIT	13,816

		402,753

	Retailing - 9.3%
1,860	1-800-Flowers.com, Inc. Class A*	46,388
1,417	Abercrombie & Fitch Co. Class A	19,739
160	America’s Car-Mart, Inc.*	13,581
298	American Eagle Outfitters, Inc.	4,413
270	Asbury Automotive Group, Inc.*	26,312
1,646	Big Lots, Inc.	73,412

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Retailing - 9.3% - (continued)
2,806	Blue Apron Holdings, Inc. Class A*	$20,091
2,010	Buckle, Inc.	40,984
3,115	Cato Corp. Class A	24,359
233	Citi Trends, Inc.	5,820
126	Core-Mark Holding Co., Inc.	3,645
321	Dick’s Sporting Goods, Inc.	18,580
293	Dillard’s, Inc. Class A(1)	10,700
1,343	Haverty Furniture Cos., Inc.	28,123
1,618	Hibbett Sports, Inc.*	63,458
358	MarineMax, Inc.*	9,190
748	Nordstrom, Inc.	8,916
2,051	ODP Corp.	39,892
741	PetMed Express, Inc.	23,430
2,527	Rent-A-Center, Inc.	75,532
4,399	Sally Beauty Holdings, Inc.*	38,227
3,669	Sportsman’s Warehouse Holdings, Inc.*	52,503
5,563	Tilly’s, Inc. Class A	33,545
643	Urban Outfitters, Inc.*	13,381
958	Zumiez, Inc.*	26,652

		720,873

	Semiconductors & Semiconductor Equipment - 2.6%
4,121	Amkor Technology, Inc.*	46,155
224	Axcelis Technologies, Inc.*	4,928
1,394	Diodes, Inc.*	78,691
1,175	FormFactor, Inc.*	29,293
911	NeoPhotonics Corp.*	5,548
3,867	Photronics, Inc.*	38,516

		203,131

	Software & Services - 3.9%
303	American Software, Inc. Class A	4,254
784	Cardtronics plc Class A*	15,523
1,211	CSG Systems International, Inc.	49,591
223	EVERTEC, Inc.	7,740
198	ExlService Holdings, Inc.*	13,062
282	Hackett Group, Inc.	3,153
317	ManTech International Corp. Class A	21,835
147	MicroStrategy, Inc. Class A*	22,132
823	NIC, Inc.	16,213
272	Perficient, Inc.*	11,625
2,415	Sykes Enterprises, Inc.*	82,617
1,441	Teradata Corp.*	32,711
360	TTEC Holdings, Inc.	19,638

		300,094

	Technology Hardware & Equipment - 6.5%
236	EchoStar Corp. Class A*	5,874
756	ePlus, Inc.*	55,339
800	Fabrinet*	50,424
1,322	Insight Enterprises, Inc.*	74,799
1,104	Methode Electronics, Inc.	31,464
332	OSI Systems, Inc.*	25,766
1,497	PC Connection, Inc.	61,467
785	Plexus Corp.*	55,445
1,585	Sanmina Corp.*	42,874
700	ScanSource, Inc.*	13,881
3,417	TTM Technologies, Inc.*	38,988
1,447	Vishay Intertechnology, Inc.	22,530
991	Vishay Precision Group, Inc.*	25,092

		503,943

	Telecommunication Services - 1.2%
1,922	Consolidated Communications Holdings, Inc.*	10,936
953	Telephone & Data Systems, Inc.	17,573

The accompanying notes are an integral part of these financial statements.

32

Hartford Multifactor Small Cap ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Telecommunication Services - 1.2% - (continued)
2,199	United States Cellular Corp.*	$64,937

		93,446

	Transportation - 2.1%
240	Air Transport Services Group, Inc.*	6,014
704	Hub Group, Inc. Class A*	35,337
799	Marten Transport Ltd.	13,040
1,434	Schneider National, Inc. Class B	35,463
544	Universal Logistics Holdings, Inc.	11,348
1,372	Werner Enterprises, Inc.	57,610

		158,812

	Utilities - 0.6%
68	MGE Energy, Inc.	4,261
74	Northwest Natural Holding Co.	3,359
1,937	Spark Energy, Inc. Class A	16,115
478	Unitil Corp.	18,470

		42,205

	Total Common Stocks (cost $8,260,539)	$7,644,424

SHORT-TERM INVESTMENTS - 1.0%
	Securities Lending Collateral - 0.8%
60,305	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.03%(2)	$60,305
586	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	586

		60,891

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.0% - (continued)
	U.S. Treasury - 0.2%
10,000	0.15%, 02/25/2021(3)(4)	$9,996
10,000	0.17%, 02/25/2021(3)(4)	9,996

		19,992

	Total Short-Term Investments (cost $80,877)	$80,883

Total Investments (cost $8,341,416)	100.0%	$7,725,307
Other Assets and Liabilities	0.0%	(2,410)

Total Net Assets	100.0%	$7,722,897

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

(3)	The rate shown represents current yield to maturity.

(4)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of September 30, 2020, the market value of securities pledged was $19,992.

Futures Contracts Outstanding at September 30, 2020
Description	Numberof Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000	1	12/18/2020	$75,220	$(1,384)

Total futures contracts				$(1,384)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

33

Hartford Multifactor Small Cap ETF

Schedule of Investments – (continued)

September 30, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$13,171	$13,171	$—	$—
Banks	487,070	487,070	—	—
Capital Goods	570,715	570,715	—	—
Commercial & Professional Services	328,328	328,328	—	—
Consumer Durables & Apparel	182,103	182,103	—	—
Consumer Services	103,058	103,058	—	—
Diversified Financials	296,338	296,338	—	—
Energy	372,818	372,818	—	—
Food & Staples Retailing	170,480	170,480	—	—
Food, Beverage & Tobacco	149,970	149,970	—	—
Health Care Equipment & Services	797,705	797,705	—	—
Household & Personal Products	119,589	119,589	—	—
Insurance	477,423	477,423	—	—
Materials	419,109	419,109	—	—
Media & Entertainment	117,434	117,434	—	—
Pharmaceuticals, Biotechnology & Life Sciences	613,856	613,856	—	—
Real Estate	402,753	402,753	—	—
Retailing	720,873	720,873	—	—
Semiconductors & Semiconductor Equipment	203,131	203,131	—	—
Software & Services	300,094	300,094	—	—
Technology Hardware & Equipment	503,943	503,943	—	—
Telecommunication Services	93,446	93,446	—	—
Transportation	158,812	158,812	—	—
Utilities	42,205	42,205	—	—
Short-Term Investments	80,883	60,891	19,992	—

Total	$7,725,307	$7,705,315	$19,992	$—

Liabilities
Futures Contracts(2)	$(1,384)	$(1,384)	$—	$—

Total	$(1,384)	$(1,384)	$—	$—

(1)	For the year ended September 30, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

34

Hartford Multifactor US Equity ETF

Schedule of Investments

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6%
	Automobiles & Components - 0.6%
1,900	Autoliv, Inc.	$138,472
6,810	BorgWarner, Inc.	263,819
7,306	Gentex Corp.	188,130
3,723	LCI Industries	395,718
946	Tesla, Inc.*	405,843

		1,391,982

	Banks - 2.5%
66,770	Bank of America Corp.	1,608,489
3,511	Citigroup, Inc.	151,359
1,900	Cullen/Frost Bankers, Inc.	121,505
7,289	East West Bancorp, Inc.	238,642
18,753	JP Morgan Chase & Co.	1,805,352
1,400	M&T Bank Corp.	128,926
34,840	New York Community Bancorp, Inc.	288,127
16,818	PennyMac Financial Services, Inc.	977,462
19,159	People’s United Financial, Inc.	197,529
1,724	SVB Financial Group*	414,829
2,996	Zions Bancorp NA	87,543

		6,019,763

	Capital Goods - 5.3%
4,931	3M Co.	789,848
14,094	A.O. Smith Corp.	744,163
6,553	Allison Transmission Holdings, Inc.	230,272
3,668	BWX Technologies, Inc.	206,545
3,128	Caterpillar, Inc.	466,541
6,222	Cummins, Inc.	1,313,838
4,741	Eaton Corp. plc	483,724
5,215	Emerson Electric Co.	341,948
21,957	Fastenal Co.	990,041
532	Generac Holdings, Inc.*	103,016
817	General Dynamics Corp.	113,097
5,945	HD Supply Holdings, Inc.*	245,172
1,028	Hubbell, Inc.	140,672
2,764	Illinois Tool Works, Inc.	534,032
3,287	Lincoln Electric Holdings, Inc.	302,535
1,099	Lockheed Martin Corp.	421,225
12,491	Masco Corp.	688,629
767	Nordson Corp.	147,126
12,465	PACCAR, Inc.	1,063,015
2,907	Quanta Services, Inc.	153,664
1,769	Regal-Beloit Corp.	166,056
1,586	Rockwell Automation, Inc.	349,999
2,210	Simpson Manufacturing Co., Inc.	214,724
3,316	Snap-on, Inc.	487,883
8,967	UFP Industries, Inc.	506,725
2,185	United Rentals, Inc.*	381,283
2,415	Watsco, Inc.	562,429
2,533	WW Grainger, Inc.	903,698

		13,051,900

	Commercial & Professional Services - 1.1%
2,615	ASGN, Inc.*	166,209
1,903	CoreLogic, Inc.	128,776
5,401	FTI Consulting, Inc.*	572,344
6,763	ManpowerGroup, Inc.	495,931
1,622	Republic Services, Inc.	151,414
16,319	Robert Half International, Inc.	863,928
1,652	Rollins, Inc.	89,522
2,483	Waste Management, Inc.	281,001

		2,749,125

	Consumer Durables & Apparel - 1.1%
1,556	D.R. Horton, Inc.	117,680
687	Deckers Outdoor Corp.*	151,147
8,818	Garmin Ltd.	836,475

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Consumer Durables & Apparel - 1.1% - (continued)
721	Helen of Troy Ltd.*	$139,528
764	Lululemon Athletica, Inc.*	251,639
5,014	NIKE, Inc. Class B	629,458
57	NVR, Inc.*	232,738
4,081	Ralph Lauren Corp.	277,386
2,784	Skechers USA, Inc. Class A*	84,132

		2,720,183

	Consumer Services - 0.6%
3,011	Domino’s Pizza, Inc.	1,280,518
879	Grand Canyon Education, Inc.*	70,267

		1,350,785

	Diversified Financials - 2.9%
4,818	Ameriprise Financial, Inc.	742,502
8,271	Berkshire Hathaway, Inc. Class B*	1,761,227
998	BlackRock, Inc.	562,423
31,917	Cannae Holdings, Inc.*	1,189,227
9,350	E*TRADE Financial Corp.	467,967
29,627	Franklin Resources, Inc.	602,909
12,231	Jefferies Financial Group, Inc.	220,158
7,712	Morgan Stanley	372,875
4,060	Nasdaq, Inc.	498,203
2,651	Raymond James Financial, Inc.	192,887
2,301	T Rowe Price Group, Inc.	295,034
2,307	Voya Financial, Inc.	110,575

		7,015,987

	Energy - 2.0%
79,549	Cabot Oil & Gas Corp.	1,380,971
1,068	Cheniere Energy, Inc.*	49,416
9,571	Chevron Corp.	689,112
11,896	ConocoPhillips	390,665
4,655	EOG Resources, Inc.	167,301
61,297	Exxon Mobil Corp.	2,104,326
3,235	Phillips 66	167,702

		4,949,493

	Food & Staples Retailing - 3.4%
1,574	Casey’s General Stores, Inc.	279,621
1,488	Costco Wholesale Corp.	528,240
61,218	Kroger Co.	2,075,902
81,994	Sprouts Farmers Market, Inc.*	1,716,135
26,675	Walgreens Boots Alliance, Inc.	958,166
19,523	Walmart, Inc.	2,731,463

		8,289,527

	Food, Beverage & Tobacco - 3.3%
11,768	Archer-Daniels-Midland Co.	547,094
22,541	Coca-Cola Co.	1,112,849
3,617	Conagra Brands, Inc.	129,163
32,078	Flowers Foods, Inc.	780,458
11,043	General Mills, Inc.	681,132
968	Hershey Co.	138,753
8,298	Hormel Foods Corp.	405,689
4,310	Ingredion, Inc.	326,181
5,084	JM Smucker Co.	587,304
10,489	Kellogg Co.	677,484
1,155	Lancaster Colony Corp.	206,514
16,170	PepsiCo., Inc.	2,241,162
4,442	Philip Morris International, Inc.	333,106

		8,166,889

	Health Care Equipment & Services - 7.1%
17,454	Abbott Laboratories	1,899,519
1,899	Amedisys, Inc.*	448,981
9,536	AmerisourceBergen Corp.	924,229

The accompanying notes are an integral part of these financial statements.

35

Hartford Multifactor US Equity ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Health Care Equipment & Services - 7.1% - (continued)
1,297	Baxter International, Inc.	$104,305
9,875	Centene Corp.*	576,009
7,118	Cerner Corp.	514,560
21,808	CVS Health Corp.	1,273,587
12,611	DaVita, Inc.*	1,080,132
7,618	Globus Medical, Inc. Class A*	377,243
13,943	Henry Schein, Inc.*	819,570
1,299	Hill-Rom Holdings, Inc.	108,480
2,224	Hologic, Inc.*	147,829
1,955	Humana, Inc.	809,155
774	IDEXX Laboratories, Inc.*	304,267
1,985	LHC Group, Inc.*	421,932
2,781	Masimo Corp.*	656,483
3,668	McKesson Corp.	546,275
9,267	Molina Healthcare, Inc.*	1,696,232
3,907	Quest Diagnostics, Inc.	447,312
4,106	Quidel Corp.*	900,774
1,898	ResMed, Inc.	325,374
746	STERIS plc	131,438
7,778	UnitedHealth Group, Inc.	2,424,947
139	Veeva Systems, Inc. Class A*	39,085
1,227	West Pharmaceutical Services, Inc.	337,302

		17,315,020

	Household & Personal Products - 1.9%
4,593	Clorox Co.	965,311
8,188	Colgate-Palmolive Co.	631,704
470	Estee Lauder Cos., Inc. Class A	102,577
4,788	Herbalife Nutrition Ltd.*	223,360
6,260	Kimberly-Clark Corp.	924,352
12,686	Procter & Gamble Co.	1,763,227

		4,610,531

	Insurance - 2.9%
1,099	Aflac, Inc.	39,949
11,126	Allstate Corp.	1,047,402
2,640	Arthur J Gallagher & Co.	278,731
3,087	Chubb Ltd.	358,463
20,405	CNA Financial Corp.	611,946
1,978	Everest Re Group Ltd.	390,734
3,857	First American Financial Corp.	196,360
590	Hanover Insurance Group, Inc.	54,976
6,357	Kemper Corp.	424,838
28,860	MetLife, Inc.	1,072,726
16,634	Principal Financial Group, Inc.	669,851
10,354	Progressive Corp.	980,213
6,823	Travelers Cos., Inc.	738,180
1,403	Willis Towers Watson plc	292,975

		7,157,344

	Materials - 3.5%
603	Air Products & Chemicals, Inc.	179,610
1,242	AptarGroup, Inc.	140,594
4,261	Avery Dennison Corp.	544,726
7,385	Berry Plastics Group, Inc.*	356,843
362	Ecolab, Inc.	72,342
15,060	Graphic Packaging Holding Co.	212,195
11,848	International Paper Co.	480,318
3,950	LyondellBasell Industries N.V. Class A	278,436
2,490	NewMarket Corp.	852,377
15,178	Newmont Corp.	963,044
7,961	Nucor Corp.	357,131
10,482	Packaging Corp. of America	1,143,062
1,805	PPG Industries, Inc.	220,354
8,161	Reliance Steel & Aluminum Co.	832,748
5,363	RPM International, Inc.	444,271

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Materials - 3.5% - (continued)
1,064	Scotts Miracle-Gro Co.	$162,696
267	Sherwin-Williams Co.	186,030
13,310	Sonoco Products Co.	679,742
13,189	Steel Dynamics, Inc.	377,601

		8,484,120

	Media & Entertainment - 5.1%
7,492	Activision Blizzard, Inc.	606,478
1,473	Alphabet, Inc. Class A*	2,158,829
541	Charter Communications, Inc. Class A*	337,768
39,268	Comcast Corp. Class A	1,816,538
8,166	DISH Network Corp. Class A*	237,059
10,993	Electronic Arts, Inc.*	1,433,597
8,377	Facebook, Inc. Class A*	2,193,936
2,485	Match Group, Inc.*	274,965
2,811	Netflix, Inc.*	1,405,584
4,132	New York Times Co. Class A	176,808
6,256	Omnicom Group, Inc.	309,672
3,398	Take-Two Interactive Software, Inc.*	561,418
5,342	Walt Disney Co.	662,835
44,568	Zynga, Inc. Class A*	406,460

		12,581,947

	Pharmaceuticals, Biotechnology & Life Sciences - 10.1%
30,801	AbbVie, Inc.	2,697,860
1,150	Agilent Technologies, Inc.	116,081
7,840	Alexion Pharmaceuticals, Inc.*	897,131
5,116	Amgen, Inc.	1,300,283
1,953	Bio-Rad Laboratories, Inc. Class A*	1,006,693
4,582	Biogen, Inc.*	1,299,822
2,312	BioMarin Pharmaceutical, Inc.*	175,897
9,408	Bristol-Myers Squibb Co.	567,208
1,626	China Biologic Products Holdings, Inc.*	180,714
8,544	Eli Lilly & Co.	1,264,683
1,547	Emergent BioSolutions, Inc.*	159,852
5,513	Exelixis, Inc.*	134,793
26,059	Gilead Sciences, Inc.	1,646,668
11,694	Horizon Therapeutics plc*	908,390
1,282	Jazz Pharmaceuticals plc*	182,800
17,457	Johnson & Johnson	2,598,998
29,815	Merck & Co., Inc.	2,473,154
349	Mettler-Toledo International, Inc.*	337,047
58,533	Pfizer, Inc.	2,148,161
1,447	Regeneron Pharmaceuticals, Inc.*	810,002
252	Seattle Genetics, Inc.*	49,314
3,597	Thermo Fisher Scientific, Inc.	1,588,147
15,888	United Therapeutics Corp.*	1,604,688
2,228	Vertex Pharmaceuticals, Inc.*	606,283

		24,754,669

	Real Estate - 4.7%
2,773	Alexandria Real Estate Equities, Inc. REIT	443,680
10,518	American Homes 4 Rent Class A, REIT	299,553
2,465	American Tower Corp. REIT	595,864
9,628	CBRE Group, Inc. Class A*	452,227
4,898	Coresite Realty Corp. REIT	582,274
6,038	Crown Castle International Corp. REIT	1,005,327
3,713	CyrusOne, Inc. REIT	260,021
6,560	Digital Realty Trust, Inc. REIT	962,746
10,879	Duke Realty Corp. REIT	401,435
1,017	Equinix, Inc. REIT	773,052
78,778	Equity Commonwealth REIT	2,097,858
754	Equity Residential REIT	38,703
212	Gaming and Leisure Properties, Inc. REIT	7,829
3,199	Host Hotels & Resorts, Inc. REIT	34,517
14,200	Iron Mountain, Inc. REIT	380,418

The accompanying notes are an integral part of these financial statements.

36

Hartford Multifactor US Equity ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Real Estate - 4.7% - (continued)
84,338	Lexington Realty Trust REIT	$881,332
3,839	Life Storage, Inc. REIT	404,132
18,036	Medical Properties Trust, Inc. REIT	317,975
1,075	Mid-America Apartment Communities, Inc. REIT	124,646
2,877	Physicians Realty Trust REIT	51,527
3,205	Prologis, Inc. REIT	322,487
1,686	Public Storage REIT	375,506
8,524	QTS Realty Trust, Inc. Class A, REIT	537,183
638	SBA Communications Corp. REIT	203,190
1,653	STAG Industrial, Inc. REIT	50,400

		11,603,882

	Retailing - 7.9%
197	Advance Auto Parts, Inc.	30,240
630	Amazon.com, Inc.*	1,983,700
849	AutoZone, Inc.*	999,816
10,952	Best Buy Co., Inc.	1,218,848
35	Booking Holdings, Inc.*	59,874
6,860	Dollar General Corp.	1,437,993
7,791	Dollar Tree, Inc.*	711,630
21,719	eBay, Inc.	1,131,560
5,173	Foot Locker, Inc.	170,864
8,092	Genuine Parts Co.	770,116
9,025	Home Depot, Inc.	2,506,333
4,725	Lowe’s Cos., Inc.	783,688
13,446	Murphy USA, Inc.*	1,724,718
1,414	O’Reilly Automotive, Inc.*	651,967
2,413	Pool Corp.	807,245
770	Stamps.com, Inc.*	185,532
12,218	Target Corp.	1,923,358
4,433	Tiffany & Co.	513,563
7,579	TJX Cos., Inc.	421,771
6,707	Tractor Supply Co.	961,381
4,991	Williams-Sonoma, Inc.	451,386

		19,445,583

	Semiconductors & Semiconductor Equipment - 4.8%
289	Analog Devices, Inc.	33,738
6,910	Applied Materials, Inc.	410,799
696	Broadcom, Inc.	253,567
4,775	Cirrus Logic, Inc.*	322,074
62,483	Intel Corp.	3,235,370
3,539	KLA Corp.	685,646
819	Lam Research Corp.	271,703
2,883	Marvell Technology Group Ltd.	114,455
9,091	Maxim Integrated Products, Inc.	614,643
7,946	Micron Technology, Inc.*	373,144
835	Monolithic Power Systems, Inc.	233,474
2,737	NVIDIA Corp.	1,481,319
7,760	Power Integrations, Inc.	429,904
3,606	Qorvo, Inc.*	465,210
5,392	QUALCOMM, Inc.	634,531
3,695	Skyworks Solutions, Inc.	537,622
457	SolarEdge Technologies, Inc.*	108,926
6,352	Teradyne, Inc.	504,730
6,700	Texas Instruments, Inc.	956,693
1,665	Xilinx, Inc.	173,560

		11,841,108

	Software & Services - 12.9%
4,532	Accenture plc Class A	1,024,187
4,201	Adobe, Inc.*	2,060,296
8,251	Akamai Technologies, Inc.*	912,066
8,161	Alarm.com Holdings, Inc.*	450,895
14,593	Amdocs Ltd.	837,784
669	ANSYS, Inc.*	218,917

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Software & Services - 12.9% - (continued)
416	Autodesk, Inc.*	$96,100
934	Automatic Data Processing, Inc.	130,284
368	Black Knight, Inc.*	32,034
15,422	Booz Allen Hamilton Holding Corp.	1,279,718
5,246	Broadridge Financial Solutions, Inc.	692,472
2,798	CACI International, Inc. Class A*	596,422
7,991	Cadence Design Systems, Inc.*	852,080
11,694	Citrix Systems, Inc.	1,610,381
9,315	Cognizant Technology Solutions Corp. Class A	646,647
1,218	EPAM Systems, Inc.*	393,755
236	Fair Isaac Corp.*	100,390
448	Five9, Inc.*	58,097
4,233	Fortinet, Inc.*	498,690
9,331	International Business Machines Corp.	1,135,303
1,472	Intuit, Inc.	480,181
6,175	Jack Henry & Associates, Inc.	1,003,993
6,417	Leidos Holdings, Inc.	572,076
4,025	Mastercard, Inc. Class A	1,361,134
14,821	MAXIMUS, Inc.	1,013,905
10,837	Microsoft Corp.	2,279,346
30,380	Nortonlifelock, Inc.	633,119
6,222	Nuance Communications, Inc.*	206,508
21,902	Oracle Corp.	1,307,549
8,773	Paychex, Inc.	699,822
7,973	PayPal Holdings, Inc.*	1,570,920
650	Qualys, Inc.*	63,706
116	RingCentral, Inc. Class A*	31,855
5,322	salesforce.com, Inc.*	1,337,525
458	ServiceNow, Inc.*	222,130
3,401	Synopsys, Inc.*	727,746
993	Tyler Technologies, Inc.*	346,120
2,234	VeriSign, Inc.*	457,635
7,433	Visa, Inc. Class A	1,486,377
6,453	VMware, Inc. Class A*(1)	927,103
54,186	Western Union Co.	1,161,206

		31,516,474

	Technology Hardware & Equipment - 7.0%
916	Amphenol Corp. Class A	99,175
18,278	Apple, Inc.	2,116,775
6,614	CDW Corp.	790,571
18,005	Ciena Corp.*	714,618
65,255	Cisco Systems, Inc.	2,570,394
9,132	Corning, Inc.	295,968
9,938	Dolby Laboratories, Inc. Class A	658,691
6,340	F5 Networks, Inc.*	778,362
84,668	Hewlett Packard Enterprise Co.	793,339
78,910	HP, Inc.	1,498,501
36,849	Juniper Networks, Inc.	792,254
10,633	Keysight Technologies, Inc.*	1,050,328
1,386	Motorola Solutions, Inc.	217,339
10,284	National Instruments Corp.	367,139
24,062	NetApp, Inc.	1,054,878
38,676	Seagate Technology plc	1,905,567
3,525	SYNNEX Corp.	493,712
2,616	Trimble, Inc.*	127,399
1,546	Ubiquiti, Inc.	257,656
2,506	Zebra Technologies Corp. Class A*	632,665

		17,215,331

	Telecommunication Services - 3.4%
89,285	AT&T, Inc.	2,545,515
46,659	CenturyLink, Inc.	470,789
6,610	Cogent Communications Holdings, Inc.	396,931
10,563	Liberty Global plc Series C*	216,911
13,557	T-Mobile U.S., Inc.*	1,550,379

The accompanying notes are an integral part of these financial statements.

37

Hartford Multifactor US Equity ETF

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Telecommunication Services - 3.4% - (continued)
54,750	Verizon Communications, Inc.	$3,257,077

		8,437,602

	Transportation - 1.8%
11,427	CH Robinson Worldwide, Inc.	1,167,725
5,281	Expeditors International of Washington, Inc.	478,036
6,023	J.B. Hunt Transport Services, Inc.	761,187
3,813	Knight-Swift Transportation Holdings, Inc.	155,189
5,223	Landstar System, Inc.	655,434
1,559	Old Dominion Freight Line, Inc.	282,054
3,725	Saia, Inc.*	469,872
3,322	United Parcel Service, Inc. Class B	553,545

		4,523,042

	Utilities - 3.7%
6,012	Alliant Energy Corp.	310,520
4,743	Ameren Corp.	375,076
2,291	American Electric Power Co., Inc.	187,243
605	American Water Works Co., Inc.	87,652
3,121	Atmos Energy Corp.	298,336
6,535	Avangrid, Inc.	329,756
8,634	CMS Energy Corp.	530,214
6,611	Consolidated Edison, Inc.	514,336
9,582	Dominion Energy, Inc.	756,307
7,211	Duke Energy Corp.	638,606
434	Entergy Corp.	42,762
6,081	Evergy, Inc.	309,036
3,899	Eversource Energy	325,762
11,555	Exelon Corp.	413,207
3,667	FirstEnergy Corp.	105,280
13,696	National Fuel Gas Co.	555,921
783	NextEra Energy, Inc.	217,330
22,688	NRG Energy, Inc.	697,429
13,555	PPL Corp.	368,832
1,959	Public Service Enterprise Group, Inc.	107,569
6,142	Southern Co.	333,019
4,904	Southwest Gas Holdings, Inc.	309,442
17,141	Vistra Energy Corp.	323,279
4,541	WEC Energy Group, Inc.	440,023
8,674	Xcel Energy, Inc.	598,593

		9,175,530

	Total Common Stocks (cost $233,932,043)	$244,367,817

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
SHORT-TERM INVESTMENTS - 0.3%
	Securities Lending Collateral - 0.3%
627,412	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.03%(2)	$627,412
6,092	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	6,092

		633,504

	U.S. Treasury - 0.0%
54,000	0.10%, 02/25/2021(3)(4)	53,978
5,000	0.20%, 02/25/2021(3)(4)	4,998

		58,976

	Total Short-Term Investments (cost $692,477)	$692,480

Total Investments (cost $234,624,520)	99.9%	$245,060,297
Other Assets and Liabilities	0.1%	300,539

Total Net Assets	100.0%	$245,360,836

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

(3)	The rate shown represents current yield to maturity.

(4)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of September 30, 2020, the market value of securities pledged was $58,976.

Futures Contracts Outstanding at September 30, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	6	12/18/2020	$1,005,600	$(3,745)

Total futures contracts				$(3,745)

† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

38

Hartford Multifactor US Equity ETF

Schedule of Investments – (continued)

September 30, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,391,982	$1,391,982	$—	$—
Banks	6,019,763	6,019,763	—	—
Capital Goods	13,051,900	13,051,900	—	—
Commercial & Professional Services	2,749,125	2,749,125	—	—
Consumer Durables & Apparel	2,720,183	2,720,183	—	—
Consumer Services	1,350,785	1,350,785	—	—
Diversified Financials	7,015,987	7,015,987	—	—
Energy	4,949,493	4,949,493	—	—
Food & Staples Retailing	8,289,527	8,289,527	—	—
Food, Beverage & Tobacco	8,166,889	8,166,889	—	—
Health Care Equipment & Services	17,315,020	17,315,020	—	—
Household & Personal Products	4,610,531	4,610,531	—	—
Insurance	7,157,344	7,157,344	—	—
Materials	8,484,120	8,484,120	—	—
Media & Entertainment	12,581,947	12,581,947	—	—
Pharmaceuticals, Biotechnology & Life Sciences	24,754,669	24,754,669	—	—
Real Estate	11,603,882	11,603,882	—	—
Retailing	19,445,583	19,445,583	—	—
Semiconductors & Semiconductor Equipment	11,841,108	11,841,108	—	—
Software & Services	31,516,474	31,516,474	—	—
Technology Hardware & Equipment	17,215,331	17,215,331	—	—
Telecommunication Services	8,437,602	8,437,602	—	—
Transportation	4,523,042	4,523,042	—	—
Utilities	9,175,530	9,175,530	—	—
Short-Term Investments	692,480	633,504	58,976	—

Total	$245,060,297	$245,001,321	$58,976	$—

Liabilities
Futures Contracts(2)	$(3,745)	$(3,745)	$—	$—

Total	$(3,745)	$(3,745)	$—	$—

(1)	For the year ended September 30, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

39

Hartford Multifactor ETFs

Glossary (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust

40

Hartford Multifactor ETFs

Statements of Assets and Liabilities

September 30, 2020

	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Assets:
Investments in securities, at market value(1)	$1,999,249,796	$4,713,739	$42,883,742	$7,725,307	$245,060,297
Cash	5,745,215	740	100,256	53,666	449,445
Cash collateral held for securities on loan	788,294	524	—	3,205	33,342
Foreign currency	1,237,094	2,562	53,386	—	—
Receivables:
Investment securities sold	18,093	—	—	—	—
Dividends and interest	7,543,562	18,261	56,040	4,005	519,717
Securities lending income	48,327	76	43	288	234
Variation margin on futures contracts	—	—	3,480	—	3,987
Tax reclaims	2,948,305	4,665	5,251	2,792	—

Total assets	2,017,578,686	4,740,567	43,102,198	7,789,263	246,067,022

Liabilities:
Obligation to return securities lending collateral	15,765,884	10,493	—	64,096	666,846
Payables:
Investment securities purchased	94,499	503	—	—	—
Investment management fees	483,611	1,144	15,866	2,191	39,340
Variation margin on futures contracts	87,108	—	—	79	—

Total liabilities	16,431,102	12,140	15,866	66,366	706,186

Net assets	$2,001,147,584	$4,728,427	$43,086,332	$7,722,897	$245,360,836

Summary of Net Assets:
Paid-in-capital	$2,310,882,947	$5,628,835	$62,973,833	$12,075,387	$265,791,242
Distributable loss	(309,735,363)	(900,408)	(19,887,501)	(4,352,490)	(20,430,406)

Net assets	$2,001,147,584	$4,728,427	$43,086,332	$7,722,897	$245,360,836

Net asset value per share	$25.89	$23.64	$19.58	$25.74	$31.76

Shares issued and outstanding	77,300,000	200,000	2,200,000	300,000	7,725,000

Cost of investments	$1,978,652,433	$4,738,882	$43,383,468	$8,341,416	$234,624,520
Cost of foreign currency	$1,234,694	$2,553	$53,363	$—	$—

(1) Includes Investment in securities on loan, at market value	$14,861,501	$9,818	$—	$63,005	$644,073

The accompanying notes are an integral part of these financial statements.

41

Hartford Multifactor ETFs

Statements of Operations

For the Year Ended September 30, 2020

	Hartford Multifactor Developed Markets (ex-US) ETF		Hartford Multifactor Diversified International ETF		Hartford Multifactor Emerging Markets ETF		Hartford Multifactor Small Cap ETF		Hartford Multifactor US Equity ETF
Investment Income:
Dividends	$73,502,488		$187,340		$2,035,259		$243,171		$7,131,189
Interest	5,275		—		—		—		987
Securities lending	556,432		229		554		3,222		58,801
Less: Foreign tax withheld	(6,973,104)		(22,101)		(258,066)		(1,656)		(1,380)

Total investment income, net	67,091,091		165,468		1,777,747		244,737		7,189,597

Expenses:
Investment management fees	6,739,322		14,303		241,115		45,384		559,559

Total expenses	6,739,322		14,303		241,115		45,384		559,559

Net Investment Income (Loss)	60,351,769		151,165		1,536,632		199,353		6,630,038

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(198,719,898	)(1)	(279,515	)(1)	(8,568,484	)(1)	(866,912	)(1)	(11,445,465	)(1)
Futures contracts	1,298,348		759		6,445		7,489		73,149
Other foreign currency transactions	(299,526)		(2,280)		(21,509)		(2,305)		—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(197,721,076)		(281,036)		(8,583,548)		(861,728)		(11,372,316)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(32,181,227)		(349,357)		(1,068,026)		(393,497)		(2,652,736)
Futures contracts	(302,721)		—		2,500		2,300		21,595
Translation of other assets and liabilities in foreign currencies	190,474		211		3,279		883		—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(32,293,474)		(349,146)		(1,062,247)		(390,314)		(2,631,141)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(230,014,550)		(630,182)		(9,645,795)		(1,252,042)		(14,003,457)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(169,662,781)		$(479,017)		$(8,109,163)		$(1,052,689)		$(7,373,419)

(1)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 11 in Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

42

Hartford Multifactor ETFs

Statements of Changes in Net Assets

	Hartford Multifactor Developed Markets (ex-US) ETF		Hartford Multifactor Diversified International ETF
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Operations:
Net investment income (loss)	$60,351,769	$63,317,974	$151,165	$138,588
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(197,721,076)	(62,452,895)	(281,036)	(28,508)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(32,293,474)	38,750,597	(349,146)	(73,992)

Net Increase (Decrease) in Net Assets Resulting from Operations	(169,662,781)	39,615,676	(479,017)	36,088

Distributions to Shareholders	(66,697,468)	(48,161,644)	(163,843)	(137,798)

Fund Share Transactions:
Sold	475,004,269	1,846,730,495	2,754,532	—
Redeemed	(573,184,590)	(313,561,980)	(2,751,610)	—

Net increase (decrease) from capital share transactions	(98,180,321)	1,533,168,515	2,922	—

Net Increase (Decrease) in Net Assets	(334,540,570)	1,524,622,547	(639,938)	(101,710)

Net Assets:
Beginning of period	2,335,688,154	811,065,607	5,368,365	5,470,075

End of period	$2,001,147,584	$2,335,688,154	$4,728,427	$5,368,365

The accompanying notes are an integral part of these financial statements.

43

Hartford Multifactor ETFs

Statements of Changes in Net Assets – (continued)

	Hartford Multifactor Emerging Markets ETF		Hartford Multifactor Small Cap ETF
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Operations:
Net investment income (loss)	$1,536,632	$2,213,962	$199,353	$605,140
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(8,583,548)	(4,429,577)	(861,728)	537,803
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,062,247)	(935,898)	(390,314)	(2,718,903)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,109,163)	(3,151,513)	(1,052,689)	(1,575,960)

Distributions to Shareholders	(2,328,245)	(2,004,488)	(463,148)	(601,511)

Fund Share Transactions:
Sold	3,623,318	33,068,894	3,000,116	5,860,452
Redeemed	(18,945,241)	(24,270,963)	(10,895,246)	(8,794,812)
Other Capital	22,366	101,198	936	1,652

Net increase (decrease) from capital share transactions	(15,299,557)	8,899,129	(7,894,194)	(2,932,708)

Net Increase (Decrease) in Net Assets	(25,736,965)	3,743,128	(9,410,031)	(5,110,179)

Net Assets:
Beginning of period	68,823,297	65,080,169	17,132,928	22,243,107

End of period	$43,086,332	$68,823,297	$7,722,897	$17,132,928

The accompanying notes are an integral part of these financial statements.

44

Hartford Multifactor ETFs

Statements of Changes in Net Assets – (continued)

	Hartford Multifactor US Equity ETF
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Operations:
Net investment income (loss)	$6,630,038	$5,596,827
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(11,372,316)	(573,460)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,631,141)	831,976

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,373,419)	5,855,343

Distributions to Shareholders	(6,397,955)	(5,407,729)

Fund Share Transactions:
Sold	70,914,373	182,696,968
Redeemed	(119,273,432)	(48,956,914)

Net increase (decrease) from capital share transactions	(48,359,059)	133,740,054

Net Increase (Decrease) in Net Assets	(62,130,433)	134,187,668

Net Assets:
Beginning of period	307,491,269	173,303,601

End of period	$245,360,836	$307,491,269

The accompanying notes are an integral part of these financial statements.

45

Hartford Multifactor ETFs

Financial Highlights

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital		Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(4)

Hartford Multifactor Developed Markets (ex-US) ETF

For the Year Ended September 30, 2020
$27.76	$0.68	$(1.79)	$(1.11)	$—		$(0.76)	$(0.76)	$25.89	(4.04)%		$2,001,148	0.29%		0.29%		2.60%		57%

For the Year Ended September 30, 2019
$28.97	$0.98	$(1.51)	$(0.53)	$—		$(0.68)	$(0.68)	$27.76	(1.78)%		$2,335,688	0.29%		0.29%		3.56%		63%

For the Year Ended September 30, 2018
$28.24	$0.91	$0.45 (5)	$1.36	$0.00	(6)	$(0.63)	$(0.63)	$28.97	4.85%		$811,066	0.31%		0.31%		3.17%		47%

For the Year Ended September 30, 2017
$24.60	$0.82	$3.55	$4.37	$—		$(0.73)	$(0.73)	$28.24	18.18%		$131,327	0.42%		0.40%		3.13%		46%

For the Year Ended September 30, 2016
$22.84	$0.70	$1.70	$2.40	$—		$(0.64)	$(0.64)	$24.60	10.62%		$34,440	0.58%		0.50%		2.97%		54%

Hartford Multifactor Diversified International ETF

For the Year Ended September 30, 2020
$26.84	$0.75	$(3.13)	$(2.38)	$—		$(0.82)	$(0.82)	$23.64	(9.03)%		$4,728	0.29%		0.29%		3.06%		156%

For the Year Ended September 30, 2019
$27.35	$0.69	$(0.51)	$0.18	$—		$(0.69)	$(0.69)	$26.84	0.81%		$5,368	0.29%		0.29%		2.64%		38%

For the Year Ended September 30, 2018
$26.58	$0.65	$0.71	$1.36	$—		$(0.59)	$(0.59)	$27.35	5.16%		$5,470	0.33%		0.33%		2.37%		35%

For the Period Ended September 30, 2017(7)
$25.02	$0.30	$1.40	$1.70	$—		$(0.14)	$(0.14)	$26.58	6.84	%(8)	$5,317	0.39	%(9)	0.39	%(9)	3.01	%(9)	48%

Hartford Multifactor Emerging Markets ETF

For the Year Ended September 30, 2020
$22.20	$0.58	$(2.37)	$(1.79)	$0.01		$(0.84)	$(0.84)	$19.58	(8.34)%		$43,086	0.44%		0.44%		2.80%		77%

For the Year Ended September 30, 2019
$23.24	$0.66	$(1.12)	$(0.46)	$0.03		$(0.61)	$(0.61)	$22.20	(1.90)%		$68,823	0.49%		0.49%		2.89%		78%

For the Year Ended September 30, 2018
$24.34	$0.60	$(1.24)	$(0.64)	$0.01		$(0.47)	$(0.47)	$23.24	(2.64)%		$65,080	0.52%		0.52%		2.42%		25%

For the Year Ended September 30, 2017
$21.62	$0.49	$2.63	$3.12	$—		$(0.40)	$(0.40)	$24.34	14.63%		$46,239	0.62%		0.60%		2.17%		30%

For the Year Ended September 30, 2016
$19.68	$0.45	$1.91	$2.36	$—		$(0.42)	$(0.42)	$21.62	12.20%		$23,786	0.76%		0.65%		2.22%		49%

Hartford Multifactor Small Cap ETF

For the Year Ended September 30, 2020
$28.55	$0.41	$(2.34)	$(1.93)	$0.00	(6)	$(0.88)	$(0.88)	$25.74	(7.05)%		$7,723	0.35%		0.35%		1.52%		158%

For the Year Ended September 30, 2019
$31.78	$0.81	$(3.23)	$(2.42)	$0.00	(6)	$(0.81)	$(0.81)	$28.55	(7.46)%		$17,133	0.39%		0.39%		2.80%		50%

For the Year Ended September 30, 2018
$30.25	$0.72	$1.54	$2.26	$0.00	(6)	$(0.73)	$(0.73)	$31.78	7.52%		$22,243	0.44%		0.44%		2.26%		41%

For the Year Ended September 30, 2017
$25.46	$0.57	$4.79	$5.36	$—		$(0.57)	$(0.57)	$30.25	21.37%		$18,148	0.60%		0.56%		2.08%		48%

For the Year Ended September 30, 2016
$22.69	$0.60	$2.76	$3.36	$—		$(0.59)	$(0.59)	$25.46	15.05%		$10,185	0.83%		0.60%		2.54%		62%

The accompanying notes are an integral part of these financial statements.

46

Hartford Multifactor ETFs

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)

Hartford Multifactor US Equity ETF

For the Year Ended September 30, 2020
$32.20	$0.70	$(0.45)		$0.25	$—	$(0.69)	$(0.69)	$31.76	0.92%	$245,361	0.19%	0.19%	2.25%	71%

For the Year Ended September 30, 2019
$33.01	$0.73	$(0.89	)(5)	$(0.16)	$—	$(0.65)	$(0.65)	$32.20	(0.31)%	$307,491	0.19%	0.19%	2.35%	81%

For the Year Ended September 30, 2018
$28.77	$0.57	$4.15		$4.72	$—	$(0.48)	$(0.48)	$33.01	16.47%	$173,304	0.21%	0.21%	1.80%	36%

For the Year Ended September 30, 2017
$24.44	$0.51	$4.30		$4.81	$—	$(0.48)	$(0.48)	$28.77	19.84%	$34,524	0.34%	0.31%	1.92%	36%

For the Year Ended September 30, 2016
$22.90	$0.52	$1.53		$2.05	$—	$(0.51)	$(0.51)	$24.44	9.01%	$28,111	0.44%	0.35%	2.22%	51%

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.

(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)	Per share amount is less than $0.005.
(7)	Commenced operations on May 10, 2017.
(8)	Not annualized.
(9)	Annualized.

The accompanying notes are an integral part of these financial statements.

47

Hartford Multifactor ETFs

Notes to Financial Statements

September 30, 2020

1.	Organization:

Lattice Strategies Trust (the “Trust”) is an open-end registered management investment company comprised of five series as of September 30, 2020. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Lattice Strategies Trust:

Hartford Multifactor Developed Markets (ex-US) ETF (the “Multifactor Developed Markets (ex-US) ETF”)

Hartford Multifactor Diversified International ETF (the “Multifactor Diversified International ETF”)

Hartford Multifactor Emerging Markets ETF (the “Multifactor Emerging Markets ETF”)

Hartford Multifactor Small Cap ETF (the “Multifactor Small Cap ETF”)

Hartford Multifactor US Equity ETF (the “Multifactor US Equity ETF”)

Multifactor Diversified International ETF commenced operations on May 10, 2017. Multifactor Small Cap ETF commenced operations on March 23, 2015. Each of the other Funds commenced operations on February 25, 2015. Each Fund is an exchange-traded fund (‘‘ETF’’) that trades on an exchange like other publicly traded securities. Each Fund is designed to track an index. Shares of Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF are listed and traded on NYSE Arca, Inc. (“NYSE Arca”). Shares of Multifactor Diversified International ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX”). Each share of a Fund represents a partial ownership in the Fund’s assets and liabilities, including securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value (“NAV”) only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on April 15, 2014 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Multifactor Low Volatility US Equity ETF and Multifactor REIT ETF are not included in this report as they were liquidated as of August 14, 2020.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees (the “Board”) of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair

48

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.

49

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which such Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to dividend or interest income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)

Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Multifactor Developed Markets (ex-US) ETF, Multifactor Diversified International ETF, Multifactor Emerging Markets ETF is to pay dividends from net investment income and realized gains, if any, semi-annually. The policy of Multifactor US Equity ETF and Multifactor Small Cap ETF is to pay dividends from net investment income, if any, quarterly. The policy of Multifactor Small Cap ETF until June 1, 2020 was to pay dividends from net investment income, if any, semi-annually. Amounts may vary significantly from period to period and realized gains, if any, are paid at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. (see Federal Income Taxes: Distributions and Components of Distributable Earnings andëeclassification of Capital Accounts notes).

3.	Securities and Other Investments:

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional

50

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended September 30, 2020, Multifactor Developed Markets (ex-US) ETF, Multifactor Diversified International ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF had used Futures Contracts.

b)	Additional Derivative Instrument Information:

Multifactor Developed Markets (ex-US) ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$345,768	$—	$—	$345,768

Total	$—	$—	$—	$345,768	$—	$—	$345,768

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$1,298,348	$—	$—	$1,298,348

Total	$—	$—	$—	$1,298,348	$—	$—	$1,298,348

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(302,721)	$—	$—	$(302,721)

Total	$—	$—	$—	$(302,721)	$—	$—	$(302,721)

For the year ended September 30, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	127

51

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

Multifactor Diversified International ETF

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$759	$—	$—	$759

Total	$—	$—	$—	$759	$—	$—	$759

For the year ended September 30, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	—

Multifactor Emerging Markets ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$5,268	$—	$—	$5,268

Total	$—	$—	$—	$5,268	$—	$—	$5,268

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$6,445	$—	$—	$6,445

Total	$—	$—	$—	$6,445	$—	$—	$6,445

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$2,500	$—	$—	$2,500

Total	$—	$—	$—	$2,500	$—	$—	$2,500

For the year ended September 30, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	7

52

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

Multifactor Small Cap ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$1,384	$—	$—	$1,384

Total	$—	$—	$—	$1,384	$—	$—	$1,384

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$7,489	$—	$—	$7,489

Total	$—	$—	$—	$7,489	$—	$—	$7,489

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$2,300	$—	$—	$2,300

Total	$—	$—	$—	$2,300	$—	$—	$2,300

For the year ended September 30, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	1

Multifactor US Equity ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$3,745	$—	$—	$3,745

Total	$—	$—	$—	$3,745	$—	$—	$3,745

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

53

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

Multifactor US Equity ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$73,149	$—	$—	$73,149

Total	$—	$—	$—	$73,149	$—	$—	$73,149

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$21,595	$—	$—	$21,595

Total	$—	$—	$—	$21,595	$—	$—	$21,595

For the year ended September 30, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	5

c)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of September 30, 2020:

Multifactor Developed Markets (ex-US) ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(345,768)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(345,768)

Derivatives not subject to a MNA	—	345,768

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

Multifactor Emerging Markets ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(5,268)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(5,268)

Derivatives not subject to a MNA	—	5,268

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

Multifactor Small Cap ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(1,384)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(1,384)

Derivatives not subject to a MNA	—	1,384

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

54

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

Multifactor US Equity ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(3,745)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,745)

Derivatives not subject to a MNA	—	3,745

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

55

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended September 30, 2020 and September 30, 2019 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Fund	Ordinary Income	Ordinary Income
Multifactor Developed Markets (ex-US) ETF	$66,697,468	$48,161,644
Multifactor Diversified International ETF	163,843	137,798
Multifactor Emerging Markets ETF	2,328,245	2,004,488
Multifactor Small Cap ETF	463,148	601,511
Multifactor US Equity ETF	6,397,955	5,407,729

As of September 30, 2020, the components of accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Multifactor Developed Markets (ex-US) ETF	$22,470,352	$(344,591,338)	$12,385,623	$(309,735,363)
Multifactor Diversified International ETF	71,996	(932,156)	(40,248)	(900,408)
Multifactor Emerging Markets ETF	661,609	(19,368,663)	(1,180,447)	(19,887,501)
Multifactor Small Cap ETF	15,309	(3,746,132)	(621,667)	(4,352,490)
Multifactor US Equity ETF	707,182	(31,440,901)	10,303,313	(20,430,406)

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to the prior period accumulated balances and treatment of the tax gain/losses on redemption in-kind transactions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended September 30, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Multifactor Developed Markets (ex-US) ETF	$8,834,124	$(8,834,124)
Multifactor Diversified International ETF	489,190	(489,190)
Multifactor Emerging Markets ETF	(1,296,648)	1,296,648
Multifactor Small Cap ETF	908,166	(908,166)
Multifactor US Equity ETF	6,380,917	(6,380,917)

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at September 30, 2019 is different from book purposes primarily due to wash sale loss deferrals and passive foreign investment company (PFIC) mark-to-market adjustments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures and PFICs. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Multifactor Developed Markets (ex-US) ETF	$1,987,003,480	$154,149,526	$(141,903,433)	$12,246,093
Multifactor Diversified International ETF	4,754,124	330,704	(371,089)	(40,385)
Multifactor Emerging Markets ETF	44,063,172	3,651,203	(4,830,633)	(1,179,430)
Multifactor Small Cap ETF	8,347,076	511,969	(1,133,738)	(621,769)
Multifactor US Equity ETF	234,756,985	20,147,686	(9,844,374)	10,303,312

f)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

At September 30, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Multifactor Developed Markets (ex-US) ETF	$239,593,905	$104,997,433
Multifactor Diversified International ETF	762,709	169,447
Multifactor Emerging Markets ETF	10,953,628	8,415,035
Multifactor Small Cap ETF	2,575,623	1,170,509
Multifactor US Equity ETF	23,849,901	7,591,000

56

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of September 30, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Advisory Agreement – Lattice Strategies LLC (the “Adviser” or “Lattice”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust. Lattice is a wholly owned subsidiary of HFMC, which is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). Lattice has overall investment supervisory responsibility for each Fund. In addition, Lattice provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. Lattice has contracted with Mellon Investments Corporation (“Mellon”) under a sub-advisory agreement pursuant to which Mellon performs the daily investment of the assets of each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to Lattice, a portion of which may be used to compensate Mellon.

The schedule below reflects the rates of compensation paid to Lattice for investment advisory services rendered as of September 30, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Multifactor Developed Markets (ex-US) ETF	0.29%
Multifactor Diversified International ETF	0.29%
Multifactor Emerging Markets ETF	0.44%
Multifactor Small Cap ETF	0.34%
Multifactor US Equity ETF	0.19%

Prior to November 6, 2019, Multifactor Small Cap ETF paid the rate of 0.39% to Lattice for investment advisory services rendered. The rate was accrued daily and paid monthly based on the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to the Adviser under the Investment Advisory Agreement. The Adviser also does not pay any acquired fund fees and expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

b)

Distribution Plans – Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its Shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of asset-based charges.

For the year ended September 30, 2020, the Funds did not pay any Rule 12b-1 fees.

c)

Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended September 30, 2020, the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by HFMC. As part of the Trust’s Chief Compliance Services Agreement, HFMC pays any CCO compensation on behalf of the Funds.

8.	Securities Lending:

The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1⁄3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

57

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of September 30, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Multifactor Developed Markets (ex-US) ETF	$14,861,501	$(14,861,501)	$—
Multifactor Diversified International ETF	9,818	(9,818)	—
Multifactor Emerging Markets ETF	—	—	—
Multifactor Small Cap ETF	63,005	(63,005)	—
Multifactor US Equity ETF	644,073	(644,073)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Multifactor Developed Markets (ex-US) ETF	$15,765,884	$—
Multifactor Diversified International ETF	10,493	—
Multifactor Emerging Markets ETF	—	—
Multifactor Small Cap ETF	64,096	—
Multifactor US Equity ETF	666,846	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Multifactor Developed Markets (ex-US) ETF
Securities Lending Transactions(1)
Common Stocks	$15,765,884	$—	$—	$—	$15,765,884

Total Borrowings	$15,765,884	$—	$—	$—	$15,765,884

Gross amount of recognized liabilities for securities lending transactions					$15,765,884

58

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Multifactor Diversified International ETF
Securities Lending Transactions(1)
Common Stocks	$10,493	$—	$—	$—	$10,493

Total Borrowings	$10,493	$—	$—	$—	$10,493

Gross amount of recognized liabilities for securities lending transactions					$10,493

Multifactor Small Cap ETF
Securities Lending Transactions(1)
Common Stocks	$64,096	$—	$—	$—	$64,096

Total Borrowings	$64,096	$—	$—	$—	$64,096

Gross amount of recognized liabilities for securities lending transactions					$64,096

Multifactor US Equity ETF
Securities Lending Transactions(1)
Common Stocks	$666,846	$—	$—	$—	$666,846

Total Borrowings	$666,846	$—	$—	$—	$666,846

Gross amount of recognized liabilities for securities lending transactions					$666,846

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Custodian and Transfer Agent:

State Street Bank and Trust Company (“State Street”) serves as Custodian for the Funds pursuant to a custodian agreement (“Custodian Agreement”) dated December 31, 2014, as amended November 21, 2017. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement (“Transfer Agency and Service Agreement”) dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.

For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, Lattice, and not the Funds, compensates State Street pursuant to the Funds’ unitary management fee structure.

11.	Investment Transactions:

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Total Cost of Purchases	Total Sales Proceeds
Multifactor Developed Markets (ex-US) ETF	$1,304,583,774	$1,318,673,640
Multifactor Diversified International ETF	7,770,110	7,643,345
Multifactor Emerging Markets ETF	41,359,991	47,826,271
Multifactor Small Cap ETF	20,425,173	20,149,828
Multifactor US Equity ETF	211,473,422	207,626,075

For the year ended September 30, 2020, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:

Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Multifactor Developed Markets (ex-US) ETF	$460,033,637	$554,609,242	$13,495,046
Multifactor Diversified International ETF	2,415,929	2,556,642	514,357
Multifactor Emerging Markets ETF	1,211,633	10,788,744	(1,224,153)
Multifactor Small Cap ETF	2,663,871	10,858,836	961,321
Multifactor US Equity ETF	64,572,293	112,994,745	6,673,123

12.	Share Transactions:

Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the

59

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.

Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.

If a Creation Unit is purchased or redeemed for cash or outside of the Clearing Process, a higher transaction fee may be charged. The following table discloses Creation Unit breakdown for each Fund:

Fund	Standard Creation Unit Shares	Standard In-Kind Creation Fee	Value at September 30, 2020	Standard In-Kind Redemption Fee
Multifactor Developed Markets (ex-US) ETF	50,000	$3,000	$1,294,500	$3,000
Multifactor Diversified International ETF	100,000	$2,200	$2,364,000	$2,200
Multifactor Emerging Markets ETF	100,000	$2,000	$1,958,000	$2,000
Multifactor Small Cap ETF	50,000	$2,000	$1,287,000	$2,000
Multifactor US Equity ETF	25,000	$800	$794,000	$800

Shares of Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF are listed on the NYSE Arca and shares of Multifactor Diversified International ETF are listed on the Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.

Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Multifactor US Equity ETF will only issue or redeem Creation Units of 25,000 shares to Authorized Participants who have entered into agreements with the Distributor. Multifactor Developed Markets (ex-US) ETF and Multifactor Small Cap will only issue or redeem Creation Units of 50,000 shares to Authorized Participants who have entered into agreements with the Distributor. Multifactor Diversified International ETF and Multifactor Emerging Markets ETF will only issue or redeem Creation Units of 100,000 shares to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.

The following information is for the year ended September 30, 2020, and the year ended September 30, 2019:

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Multifactor Developed Markets (ex-US) ETF
Shares Sold	16,650,000	$475,004,269	67,400,000	$1,846,730,495
Shares Redeemed	(23,500,000)	(573,184,590)	(11,250,000)	(313,561,980)

Net Increase (Decrease)	(6,850,000)	(98,180,321)	56,150,000	1,533,168,515

Multifactor Diversified International ETF
Shares Sold	100,000	$2,754,532	—	$—
Shares Redeemed	(100,000)	(2,751,610)	—	—

Net Increase (Decrease)	—	2,922	—	—

Multifactor Emerging Markets ETF
Shares Sold	200,000	$3,623,318	1,400,000	$33,068,894
Shares Redeemed	(1,100,000)	(18,945,241)	(1,100,000)	(24,270,963)
Other Capital	—	22,366	—	101,198

Net Increase (Decrease)	(900,000)	(15,299,557)	300,000	8,899,129

60

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Multifactor Small Cap ETF
Shares Sold	100,000	$3,000,116	200,000	$5,860,452
Shares Redeemed	(400,000)	(10,895,246)	(300,000)	(8,794,812)
Other Capital	—	936	—	1,652

Net Increase (Decrease)	(300,000)	(7,894,194)	(100,000)	(2,932,708)

Multifactor US Equity ETF
Shares Sold	2,250,000	$70,914,373	5,900,000	$182,696,968
Shares Redeemed	(4,075,000)	(119,273,432)	(1,600,000)	(48,956,914)

Net Increase (Decrease)	(1,825,000)	(48,359,059)	4,300,000	133,740,054

13.	Affiliate Holdings:

As of September 30, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Fund	Percentage of Fund
Multifactor Diversified International ETF	40%

As of September 30, 2020, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds. Affiliated funds of funds owned shares in the Fund listed below as follows:

Fund	Percentage of Fund
Multifactor Developed Markets (ex-US) ETF	4%
Multifactor Emerging Markets ETF	11%
Multifactor US Equity ETF	35%

14.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB issued ASU 2017-08 (the “ASU”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management has evaluated the implication of additional disclosure and determined there is no impact to the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

16.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Trust, on behalf of the Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended September 30, 2019. EY’s report on the Funds’ financial statements for the fiscal periods ended September 30, 2018 and September 30, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on September 30, 2018 and September 30, 2019 and through November 26, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

61

Hartford Multifactor ETFs

Notes to Financial Statements – (continued)

September 30, 2020

On November 6, 2019, the Audit Committee of the Trust’s Board of Trustees participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended September 30, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

17.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

The affects to public health, business and market conditions resulting from the ongoing coronavirus (COVID-19) pandemic that escalated during the first quarter of 2020 and has extended into the third quarter of 2020 may have a significant negative impact on the performance of the Funds’ investments. The full extent and duration of this impact remains unclear.

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lattice Strategies Trust and Shareholders of

Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF (five of the funds constituting Lattice Strategies Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for the year ended September 30, 2020, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for the year then ended, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated November 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

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Hartford Multifactor ETFs

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees (“Board”) of Lattice Strategies Trust has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee (“LROC”).

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, the LROC, on behalf of HFMC, provided a written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);

•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;

•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;

•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

Based on the review and assessment conducted by the LROC, the LROC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

64

Hartford Multifactor ETFs

Trustees and Officers of the Trust (Unaudited)

Lattice Strategies Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of September 30, 2020. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-456-7526.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES*

HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 through April 2018. Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Trustee	Since 2014	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Trustee	Since 2017	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Trustee	Since 2017	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies	73	None

LEMMA W. SENBET (1946)	Trustee	Since 2017	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

65

Hartford Multifactor ETFs

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

DAVID SUNG (1953)	Trustee	Since 2014	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

OFFICERS AND INTERESTED TRUSTEE

JAMES E. DAVEY(5) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Chief Compliance Officer and Vice President	Since 2016	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

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Hartford Multifactor ETFs

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Effective November 2, 2020, Derrick D. Cephas, Andrew A. Johnson and Paul L. Rosenberg each will serve as a trustee of Lattice Strategies Trust.
(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Trustee holds an indefinite term until the Trustee’s retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee’s resignation, removal, or death prior to the Trustee’s retirement. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Trustees.
(5)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of HFMC or affiliated companies.

67

Hartford Multifactor ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

68

Hartford Multifactor ETFs

Approval of Investment Advisory and Investment Sub-Advisory Agreements (Unaudited)

Lattice Strategies Trust

Hartford Multifactor Developed Markets (ex-US) ETF

Hartford Multifactor Diversified International ETF

Hartford Multifactor Emerging Markets ETF

Hartford Multifactor Small Cap ETF

Hartford Multifactor US Equity ETF

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the investment company’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2020, the Board of Trustees (the “Board”) of Lattice Strategies Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve (i) the continuation of an investment advisory agreement (the “Investment Advisory Agreement”) by and between the Trust, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”) and Lattice Strategies LLC (“Lattice Strategies”), a wholly owned subsidiary of Hartford Funds Management Company, LLC; and (ii) a separate investment sub-advisory agreement (the “Sub-advisory Agreement” and together with the Investment Advisory Agreement, the “Agreements”) between Lattice Strategies and the Funds’ sub-adviser, Mellon Investments Corporation (the “Sub-adviser,” and together with Lattice Strategies, the “Advisers”).

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, including tracking difference, legal, compliance and risk management matters, sales and marketing activity, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and presentations by Fund officers and representatives of Lattice Strategies received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements.

The Independent Trustees, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual advisory fees and overall expense ratio compared to those of comparable investment companies with similar investment objectives. The Independent Trustees also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective advisory fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies used by Lattice Strategies in connection with the continuation of the Investment Advisory Agreement.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Trustees were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by Lattice Strategies and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds. In this regard, the Board took into account Lattice Strategies’ and its affiliates’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

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Hartford Multifactor ETFs

Approval of Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered investments by Lattice Strategies and its affiliates in business continuity planning designed to benefit the Funds, and the implementation of their business continuity plans due to the COVID-19 pandemic. The Board also noted Lattice Strategies’ and its affiliates’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to Lattice Strategies, the Board noted that, under the Investment Advisory Agreement, Lattice Strategies is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by Lattice Strategies that were not delegated to or assumed by the Sub-adviser, including the entrepreneurial and other risks assumed by Lattice Strategies in connection with sponsoring and providing ongoing services to each Fund. The Board considered that Lattice Strategies is responsible for the creation, maintenance and ongoing monitoring of each Fund’s custom proprietary benchmark index. The Board considered Lattice Strategies’ and its affiliates’ ongoing monitoring of people, process and performance, including their quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board noted that Lattice Strategies and its affiliates have demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered Lattice Strategies’ periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered Lattice Strategies’ oversight of the Funds’ securities lending program and noted the income earned by the Funds that participate in such program. The Board also considered Lattice Strategies’ day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Lattice Strategies’ oversight in this regard.

In addition, the Board considered Lattice Strategies’ and its affiliates’ ongoing commitment to review and rationalize the Hartford Funds product line-up. The Board also considered the expenses that Lattice Strategies and its affiliates had incurred, as well as the risks Lattice Strategies and its affiliates had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that Lattice Strategies or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which is responsible for the daily investment of the assets of each Fund, subject to oversight by Lattice Strategies, among the other services set forth in the Sub-advisory Agreement, the Board considered, among other things, the Sub-adviser’s investment personnel, investment process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by Lattice Strategies and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated Lattice Strategies’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, including information comparing each Fund’s investment performance to the performance of its custom proprietary benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by Lattice Strategies throughout the year, including in connection with the approval of the continuation of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, each Fund’s gross and net tracking difference as it relates to tracking the performance of its custom proprietary benchmark index, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. In reviewing the tracking difference reports, the Board considered Lattice Strategies’ assessment of each Fund’s tracking difference, including information comparing each Fund’s tracking difference to both a general tracking difference range established for the Fund and the tracking difference for an appropriate group of peer funds over various periods, Lattice Strategies’ views regarding the appropriateness of the general tracking difference ranges and explanations of the factors contributing to any tracking difference. For details regarding each Fund’s tracking

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Hartford Multifactor ETFs

Approval of Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) – (continued)

difference, see the Fund-by-Fund synopsis below. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

While the Board primarily evaluated each Fund’s performance by reviewing the Fund’s tracking difference relative to its custom proprietary benchmark index, the Board also considered Lattice Strategies’ assessment of the quality of each Fund’s custom proprietary benchmark index and whether each such index was continuing to function as intended. The Board reviewed the performance of certain Funds and their custom proprietary benchmark indexes relative to unaffiliated broad-based securities market indexes and found such comparisons to be useful in evaluating the performance of such Funds and their custom proprietary benchmark indexes. The Board noted recent changes to the custom proprietary benchmark indices for certain Funds. The Board also considered that Lattice Strategies believes that each Fund’s custom proprietary benchmark index was continuing to function as intended.

In light of all the considerations noted above, the Board concluded that it had continued confidence in Lattice Strategies’ and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding Lattice Strategies’ cost to provide investment management and related services to each Fund and Lattice Strategies’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from Lattice Strategies and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees are paid by Lattice Strategies and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by Lattice Strategies in calculating profitability in connection with the continuation of the Investment Advisory Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Trustees’ request, performed a full review of Lattice Strategies’ process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to Lattice Strategies and the total expense ratio of the Fund. The Board considered that Lattice Strategies would pay all expenses of the Trust, except for (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) any distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to Lattice Strategies. The Board also considered comparative information with respect to the sub-advisory fees to be paid by Lattice Strategies to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from Lattice Strategies and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge (“Peer Group”). The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the applicable Peer Groups. While the Board recognized that comparisons between a Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of the investment companies and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by Lattice Strategies to other clients that are mutual funds with investment strategies similar to those of Hartford Multifactor Developed Markets (ex-US) ETF and Hartford Multifactor US Equity ETF. The Board reviewed information about structural, operational and other differences between the Hartford Multifactor Developed Markets (ex-US) ETF and Hartford Multifactor US Equity ETF and the other mutual fund clients, including differences in the services provided by Lattice Strategies to each type of product and differences in the marketplace in which each type of product must compete.

71

Hartford Multifactor ETFs

Approval of Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board also considered that any economies of scale in respect of the management of a Fund would benefit Lattice Strategies due to the unitary fee structure of the Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered that each Fund could share in the benefits from economies of scale as assets in the Fund grow. The Board noted that each Fund’s management fee does not contain breakpoints. However, the Board considered that Lattice Strategies shares anticipated or potential economies of scale with shareholders in a variety of ways, including through initially setting competitive fee rates and pricing each Fund to scale at inception, as well as additional investments in Lattice Strategies’ business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Board also noted that, for each of the Hartford Multifactor Small Cap ETF and Hartford Multifactor Emerging Markets ETF, the Fund’s current low asset levels means that the Fund has achieved limited, if any, economies of scale.

The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders. The Board noted, however, that it would review any future growth in each Fund’s assets and the appropriateness of any potential future management fee breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

Fund-by-Fund Factors

Solely for purposes of the Fund-by-Fund discussion below, the Board noted that Fund performance is referred to as “in line with” a Fund’s custom proprietary benchmark index where the Fund’s net tracking difference relative to its custom proprietary benchmark index was within a range previously established by the Board as of March 31, 2020.

Hartford Multifactor Developed Markets (ex-US) ETF

•

The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1- and 3-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its Peer Group.

Hartford Multifactor Diversified International ETF

•

The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-year period, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted that certain changes had recently been made to the Fund’s custom proprietary benchmark index and principal investment strategies.

•	The Board noted that the Fund’s contractual management fee and total expenses were in the 1st quintile of its Peer Group, while its actual management fee was in the 2nd quintile.

Hartford Multifactor Emerging Markets ETF

•

The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1- and 3-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted that certain changes had recently been made to the Fund’s custom proprietary benchmark index and principal investment strategies.

•

The Board noted that the Fund’s contractual management fee and total expenses were in the 1st quintile of its Peer Group, while its actual management fee was in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2019.

72

Hartford Multifactor ETFs

Approval of Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Multifactor Small Cap ETF

•

The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1- and 3-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted that certain changes had recently been made to the Fund’s custom proprietary benchmark index and principal investment strategies.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 2nd quintile of its Peer Group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2019.

Hartford Multifactor US Equity ETF

•

The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1- and 3-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted that certain changes had recently been made to the Fund’s custom proprietary benchmark index and principal investment strategies.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its Peer Group, while its actual management fee and total expenses were in the 2nd quintile.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

73

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Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Exchange-traded products are distributed by ALPS Distributors, Inc. (ALPS). Advisory services are provided by Lattice Strategies, LLC (Lattice) and Mellon Investments Corporation. Hartford Funds refers to Hartford Funds Distributors, LLC, Member FINRA, Hartford Funds Management Company, LLC, and Lattice, which are not affiliated with ALPS.

ETFAR-MLT20    11/20    219577    LAT001905    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$112,000 for the fiscal year ended September 30, 2019; $80,000 for the fiscal year ended September 30, 2020.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended September 30, 2019; $0 for the fiscal year ended September 30, 2020.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$85,817 for the fiscal year ended September 30, 2019; $88,562 for the fiscal year ended September 30, 2020. Tax-related services are principally in connection with, but not limited to, general tax compliance services, and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended September 30, 2019; $0 for the fiscal year ended September 30, 2020.

(e)	Pre-Approval Policies and Procedures

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following are some main provisions from the Policy.

The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended September 30, 2020, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit fees: $85,817 for the fiscal year ended September 30, 2019; $88,562 for the fiscal year ended September 30, 2020.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are David Sung, Hilary E. Ackermann, and Lynn S. Birdsong.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LATTICE STRATEGIES TRUST

Date: November 30, 2020	By:	/s/ James E. Davey
James E. Davey
President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 30, 2020	By:	/s/ James E. Davey
James E. Davey
President and
Chief Executive Officer

Date: November 30, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer (Principal Financial Officer and
Principal Accounting Officer)